                            SCHEDULE 14A

                           (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MONARCH SERVICES, INC.
----------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, Schedule or registration statement no.:
    (3) Filing party:
    (4) Date Filed:

MONARCH SERVICES, INC.
4517 Harford Road
Baltimore, Maryland 21214




September 29, 2000






Dear Stockholder:

     Your Company cordially invites you to attend the 2000 Annual Meeting of Stockholders which will be held at 11:00 A.M. on October 30, 2000, at the Center Club, Legg Mason Building, 100 Light Street,
Baltimore, Maryland.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

     Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.


                                       Sincerely,

                                       /s/  Jackson Y. Dott
                                       --------------------------
                                       Jackson Y. Dott,
                                       President

                             MONARCH SERVICES, INC.
                               4517 Harford Road
                           Baltimore, Maryland 21214

         NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               October 30, 2000

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Delaware corporation (the "Company"), will be held at 11:00 A.M. local time on October 30, 2000, at the Center Club, Legg Mason Building, 100 Light Street, Baltimore, Maryland for the following purposes:

 1. To elect five directors to hold office until their successors are duly elected and qualified;

 2. To ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending April 30, 2001;

 3. To approve a proposal to reincorporate the Company from the state of Delaware to the state of
    Maryland;

 4. To approve a proposal to adopt the Monarch Services, Inc. 2000 Omnibus Stock Plan;

 5. To consider any other matter which may properly come before the Annual Meeting.

      All the above matters are more fully described in the accompanying Proxy Statement.

     The board of directors has fixed the close of business on September 22, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only record holders of Common Stock at the close of business on that day are entitledto notice of and to vote at the Annual Meeting.

     Each stockholder is cordially invited to attend the Annual Meeting in person. To assure representation at the Annual Meeting, however, stockholders are urged to date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card.


                                  By Order of the Board of Directors,

                                  /s/ Steven M. Szekely
                                  ---------------------------
                                  Steven M. Szekely,
                                  Secretary

Baltimore, Maryland
September 29, 2000

                         MONARCH SERVICES, INC.
                          4517 HARFORD ROAD
                        BALTIMORE, MARYLAND 21214


                            PROXY STATEMENT
                   2000 ANNUAL MEETING OF STOCKHOLDERS

                             October 30, 2000

           GENERAL INFORMATION CONCERNING THE SOLICITATION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Monarch Services, Inc. (the "Company") to be voted at the Company's 2000 Annual Meeting of Stockholders to be held at the Center Club, Legg Mason Building, 100 Light Street, Baltimore, Maryland on October 30, 2000 at 11:00 a.m., prevailing local time, and any adjournments and postponements thereof (the "Annual Meeting"). A stockholder may revoke his proxy at any time prior to its use by executing another proxy bearing a later date or by notifying the Secretary of the Company in writing. Copies of this Proxy Statement, the attached Notice of 2000 Annual Meeting of Stockholders, and the enclosed form of proxy were first mailed to the Company's stockholders on or about September 29, 2000. The Company's principal executive offices are located at 4517 Harford Road, Baltimore, Maryland 21214 and its telephone number is
(410) 254-9200.

The Proposals At the Annual Meeting, the Company's stockholders will consider and vote upon: the election of five directors to hold office until their successors are elected and qualify; a proposal to approve and ratify the appointment of Stegman & Company as the Company's independent accountants for the fiscal year ending April 30, 2001; a proposal to reincorporate the Company from the state of Delaware to the state of Maryland; and a proposal to adopt the Monarch Services, Inc. 2000 Omnibus Stock Plan.

Approval by the Board The Company's board of directors has unanimously approved, and recommends that the Company's stockholders approve, the election of the nominated directors, the ratification of the appointment of Stegman & Company as the Company's independent accountants, the reincorporation of the Company from Delaware to Maryland and the adoption of the Monarch Services, Inc. 2000 Omnibus Stock Plan.

Voting of Proxies; Revocability of Proxy A proxy card in the accompanying form, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxies named therein will vote the shares represented thereby in favor of the election of the nominated directors, the ratification of the appointment of Stegman & Company as the Company's independent accountants, the reincorporation of the Company from Delaware to Maryland and the adoption of the Monarch Services, Inc. 2000 Omnibus Stock Plan. Each stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Annual Meeting does not itself revoke the proxy. In addition, any later dated proxies returned on a timely basis will revoke proxies submitted prior thereto. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

Solicitation of Proxies Proxies are being solicited by and on behalf of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.25 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons. The Company does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Company reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.

Record Date The board of directors has fixed the close of business on September 22, 2000 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

Ownership Of Voting Securities Only stockholders of record of outstanding Common Stock of the Company at the close of business on September 22, 2000 are entitled to notice of and to vote at the Annual Meeting. On August 31, 2000, 1,619,820 shares of Common Stock were outstanding.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The board of directors has fixed the number of directors at five. Mr. A. Eric Dott, Mr. Jackson Y. Dott, Mr. David F. Gonano, Mrs. Helen Delich Bentley and Mr. Kenneth C. Holt have been nominated for a term to expire at the next annual meeting and until their successors are elected and qualified. See also, "PROPOSAL THREE: REINCORPORATION PROPOSAL--Maryland Unsolicited Takeovers Act-- Classified Board Of Directors."

     Each of the nominees is a member of the present board of directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The board of directors has no reason to believe that any substitute nominee or nominees will be required.

Vote Required

     The election of each director requires a plurality of the votes present at the Annual Meeting and entitled to vote.

     The board of directors recommends that stockholders vote FOR the election of each of the nominees. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the nominees listed above.

Directors And Officers

     The address of each of the directors and officers of the Company is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21214.

  Name, Age,          Director               Principal Occupation(s) and
                       Since                  Business Experience During
                                                     Past 5 Years
---------------------------------------------------------------------------

A. Eric Dott,    Age 73      1970           Chairman of the Board of the
                                            Company since 1990.  Mr. Dott
                                            is the father of Jackson Y.
                                            Dott, President of the Company.

Jackson Y. Dott, Age 42      1987           President, Treasurer and Chief
                                            Executive Officer of the
                                            Company since 1990.  Mr. Dott
                                            is the son of A. Eric Dott,
                                            Chairman of the Company.

David F. Gonano, Age 53      1996           Certified Public Accountant,
                                            Managing Director of American
                                            Express Tax & Business
                                            Services, Personal Financial
                                            Specialist.

Helen Delich Bentley, Age 76  1995          President of Helen Bentley and
                                            Associates, Inc. since 1995;
                                            Consultant for the Port of
                                            Baltimore since 1995; Member
                                            of the U.S. House of Represent-
                                            tives from 1985-1995.

Kenneth C. Holt  Age 49      2000           Senior Vice President of Morgan
                                            Stanley Dean Witter, Financial
                                            Advisor.

Steven M. Szekely, Age 76     N/A           Executive Vice President of
                                            the Company since 1979 and
                                            Secretary of the Company since
                                            1990.

Marshall Chadwell, Age 60     N/A           Chief Financial Officer of the
                                            Company since 1996; Controller
                                            of Company since 1995.



Committees Of The Board and Attendance

     The board of directors met four times during the last fiscal year. The board has a standing Audit Committee and Compensation Committee. The Audit Committee and Compensation Committee consist of David F. Gonano, Helen Delich Bentley and Kenneth C. Holt. The Audit Committee met with the Company's independent accountants once during the last fiscal year.

     The Audit Committee recommends engagement of the Company's independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting control and reviews non-audit services provided by the Company's independent accountants. The Compensation Committee did not meet during the year. The Compensation Committee approves the salary of the Company's President and consults with management, as requested, to set general levels of compensation within the Company. The board of directors has not established a nominating committee. The functions customarily attributable to a nominating committee are performed by the board of directors as a whole. The board of directors will not consider nominees submitted by the Company's stockholders. No director attended less than 75% of the aggregate number of meetings of the board of directors and any board committee on which such director served.

Executive Compensation

Summary Compensation Table

     The following table sets forth the compensation paid or allocated to the chief executive officer and each other executive officer whose salary and bonus exceeded $100,000 for services rendered to the Company in all capacities during the fiscal years ended April 30, 1998, 1999 and 2000. Compensation paid to each other executive officer of the Company did not exceed $100,000 in any such year.


                               Annual                    Long-Term
                             Compensation              Compensation
                                                          Awards
                                                        Securities
Name and Principal Position  Year  Salary      Bonus    Underlying
                                     ($)        ($)       Options
--------------------------------------------------------------------------------
Jackson Y. Dott              2000  77,300        -         40,000(1)
Chief Executive Officer      1999  59,800      25,000         -
                             1998  59,800        -         40,000(2)

----------------------------
(1)    This option will expire on March 3, 2005.
(2)    This option expired without exercise on September 30, 1998.

                            Option Grants In Last Fiscal Year
                                  (Individual Grants)



                  Number of     Percent of
                  Securities    Total Options
                  Underlying    Granted to
                   Options     Employees in
                   Granted      Fiscal Year     Exercise or Base  Expiration
                     (#)           (%)             Price ($/Sh)      Date
-----------------------------------------------------------------------------
Jackson Y. Dott   40,000          33.33               3.94          3/3/05

Twenty-five percent of the stock option grants above shall vest on each of the following four anniversaries of March 3, 2000.



  Aggregated Option Exercises In Last Fiscal Year And FY-End Option Values



                Shares            Number of Securities     Value Of Unexercised
             Acquired on  Value    Underlying Unexercised      In-The-Money
               Exercise  Realized   Options at FY-End             at FY-End
Name              (#)       ($)            (#)                        ($)
------------------------------------------------------------------------------
                             Exercisable Unexercisable Exercisable Unexerciable
-------------------------------------------------------------------------------
Jackson Y. Dott  -0-      -0-   40,000       -0-           -0-        -0-*

* Based on closing price of Common Stock on the Nasdaq SmallCap Stock Market on April 30, 2000 of $3.44.

Director Compensation

     The Company's Directors have not received any cash compensation for their services as Directors for the past year. Each of Messrs. A. Dott, J. Dott and Gonano and Ms. Bentley received options to purchase 40,000 shares of common stock during the fiscal year.

Principal Stockholders

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 15, 2000 by (i) each person that is known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding shares of Common Stock; (ii) each director; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the address of each stockholder set forth below is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21214.

Name and Address of     Amount and Nature of       Percent of
Beneficial Owner        Beneficial Ownership          Class

Jackson Y. Dott              427,529(1)               26.4%

A. Eric Dott                 177,490(2)               11.0%

Helen Delich Bentley           3,080                  *

David F. Gonano                 -0-                   *

Kenneth C. Holt                 -0-                   *

Anthony J. Sutton (3)        151,200                  9.3%
1135 West Fourth Street
Winston-Salem, NC 27101

Swampoodle L.P. (4)           82,000                  5.1%
814 Woodside Parkway
Silver Spring, MD 20910

All Directors and Executive  608,099                 37.5%
Officers as a group
(5 persons)
__________________________________________

*    Represents less than 1% of the outstanding shares of Common Stock.

(1) Includes 3,000 shares of Common Stock held by Mr. J. Dott's daughter over which Mr. Dott exercises the power to vote and dispose.

(2) Includes 4,000 shares held by Mr. A. Dott's grandchildren over which Mr. Dott exercises the power to vote and dispose.

(3) Based solely upon the Schedule 13D filed with the Securities and Exchange Commission.

(4) Based solely upon the Schedule 13D filed with the Securities and Exchange Commission. The General Partner of Swampoodle L.P. is Swampoodle Holdings, Inc. ("Holdings"). The directors and executive officers of Holdings are Michael R. Drayne (director, president and treasurer) and Maria Drayne (director, vice president and secretary).

Certain Relationships And Related Transactions

     Mr. A. Eric Dott is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 32,000 square feet and utilized as offices and plant by the Company under a lease expiring in June 2007. The lease calls for an annual net rental of $136,368 through June 2001 and adjusted annually each following year based upon any increase in the Consumer Price Index (the "Index") which is calculated by comparing the Index from the first full calendar month of the preceding lease year with the Index in effect as of the last full calendar month of the preceding lease year. The management of the Company believes that the terms of its ease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.

Section 16(A) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") requires that the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of owner-ship and reports of change in ownership of the Common Stock of the Company. The same persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required filing requirements under Section 16(a) of the Securities Exchange Act of 1934, were filed in fiscal year 2000.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders and on the recommendation of the Audit Committee, the board of directors has appointed Stegman & Company as independent accountants to audit the financial statements for the year ending April 30, 2001. Representatives of Stegman & Company are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The board of directors recommends that stockholders vote FOR ratification of Stegman & Company as independent accountants. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of ratification of appointment of independent accountants.

PROPOSAL THREE: REINCORPORATION PROPOSAL

     The board of directors of the Company has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from Delaware to Maryland by means of a merger (the "Merger") of the Company with and into Monarch Services, Inc., a Maryland corporation ("Monarch Maryland"), a newly formed, wholly-owned subsidiary of the Company (the "Reincorporation Proposal"). The principal office of Monarch Maryland is the same as that of the Company, 4517 Harford Road, Baltimore, Maryland 21214, telephone (410) 254-9200. Monarch Maryland will be the surviving corporation, the effect of which will be a change in the law applicable to the Company's corporate affairs from the Delaware General Corporation Law ("Delaware Law") to the Maryland General Corporation Law ("Maryland Law"), including certain differences in stockholder rights. See"--Comparison of Stockholder Rights."

     The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Maryland Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholder rights under Delaware Law or Maryland Law, and is qualified in its entirety by reference to
(i) the Plan of Reorganization and Agreement of Merger dated September 22, 2000 between the Company and Monarch Maryland (the "Merger Agreement") attached hereto at Annex I, (ii) the Articles of Incorporation of Monarch Maryland (the "New Charter") attached hereto at Annex II, and (iii) the Bylaws of Monarch Maryland (the "New Bylaws") attached hereto at Annex III. Copies of the Company's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office, and copies will be provided to stockholders upon request.

     The Company's board of directors has unanimously approved the Reincorporation Proposal and, for the reasons discussed below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Delaware to Maryland. The Company's stockholders are being asked to approve the Reincorporation Proposal (including the adoption of the Merger Agreement and the approval of the New Charter and the New Bylaws) at the Annual Meeting. The board of directors unanimously recommends that the Company's stockholders approve the Reincorporation Proposal.

     Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption of the Merger Agreement and approval of the Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and stockholders' rights. See "--Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this Proxy Statement and the Annexes attached hereto.

Principal Features of the Reincorporation Proposal

     At the Effective Date of the Merger (as defined in the Merger Agreement), the separate existence of the Company will cease and Monarch Maryland, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.001 per share, of Monarch Maryland ("Monarch Maryland Common Stock"). At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of Monarch Maryland Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Monarch Maryland. However, when outstanding certificates representing shares of Common Stock of the Company are presented for transfer after the Merger, new certificates representing shares of Monarch Maryland Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

     Following consummation of the Merger, Monarch Maryland's Common Stock will be listed for trading on the Nasdaq SmallCap Stock Market, the market on which the Common Stock of the Company is currently listed for trading. Monarch Maryland's Common Stock will be listed under the symbol "MAHI", the Company's current symbol. Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of Monarch Maryland in transactions subsequent to the Effective Date of the Merger.

     Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity (except with respect to the change in par value) of the Company. The number of directors comprising the board of directors of Monarch Maryland will be five initially, each of whom is currently a director of the Company. The chief executive officer of Monarch Maryland is currently serving as the chief executive officer of the Company. Stockholders should note that approval of the Reincorporation Proposal will constitute ratification of all of the currently serving directors of Monarch Maryland. See "--Comparison of Stockholder Rights- -Board of Directors."

     Pursuant to the terms of the Merger Agreement, each option to purchase Common Stock of the Company outstanding immediately prior to the Effective Date of the Merger under the Company's 2000 Omnibus Stock Plan will become an option to purchase Monarch Maryland Common Stock, subject to the terms and conditions as set forth in the 2000 Omnibus Stock Plan and the applicable grant agreement. All other employee benefit plans and other agreements and arrangements of the Company will be continued by Monarch Maryland upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal will constitute approval by the stockholders of the Company of Monarch Maryland's assumption of the 2000 Omnibus Stock Plan and the other employee benefit plans and arrangements of the Company.

     Upon approval of the Reincorporation Proposal by the Company's stockholders, the proposed reorganization will be consummated at such time as the boards of directors of the Company and Monarch Maryland determine is advisable. The Merger Agreement provides, however, that the Merger may be abandoned by the board of directors of either the Company or Monarch Maryland prior to the Effective Date, either before or after stockholder approval.

     In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after stockholder approval; provided, however, that the Merger Agreement may not be amended after stockholder approval if such amendment would (i) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger, (ii) alter or change any term of the New Charter, (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders, or (iv) otherwise violate applicable law. The Company's board of directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation or amend the Merger Agreement.

Purpose for Reincorporation Proposal

     The Board of Directors believes that reincorporating the Company in the state of Maryland is in the bestinterests of the Company and its stockholders because the Company will no longer be required to pay the Delaware franchise tax. As a Delaware corporation, the Company pays approximately $3,000 annually in franchise tax. This tax is based upon the Company's assets and its authorized stock. As the Company's total assets and/or authorized stock increase, the amount of the franchise tax can be expected to increase. For example, as a device to encourage potential acquirers to negotiate with the board of directors prior to any acquisition or change of control and to permit the issuance of additional shares of capital stock in future capital raising activities, the New Charter increases the Company's authorized capital stock to 10,000,000 shares.
If the Company remains a Delaware corporation and increases its authorized capital stock from the current 3,100,000 shares to 10,000,000 shares, the Company would expect to pay approximately $11,000 per year in franchise tax. Since Maryland assesses no franchise tax upon corporations that are incorporated in Maryland, the Reincorporation Proposal permits the Company to avoid such taxes.

      Another purpose for the Reincorporation Proposal is to obtain the benefits of Maryland Law in any potential acquisition of the Company. Over the past three years, the board of directors has negotiated the acquisi-tion of the Company's former games division by a subsidiary of Hasbro, Inc. and has liquidated the Company's former printing division through a sale, including an auction, of its assets. As a result of these experiences, the board believes that the interests of the Company and its stockholders are best served by encouraging a potential acquirer of the Company to negotiate with the board of directors prior to any acquisition or change of control.

      Although, as a Delaware corporation, the Company could put in place provisions that would encourage such negotiation by a potential acquirer, the board of directors believes that as a Maryland corporation, provisions that are more favorable to the Company in an acquisition context are available. See "Comparison of Stockholder Rights," "New Charter Anti-takeover Provisions," and "Maryland Unsolicited Takeover Act."

      Accordingly, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Maryland Law, the board of directors has concluded that the benefits to the Company and its stockholders of being a Maryland corporation outweigh the benefits of remaining a Delaware corporation. See "--Comparison of Stockholder Rights," "--Possible Disadvantages of the Reincorporation Proposal and "--Potential Disadvantages of Anti-takeover Provisions and Election to be Subject to MUTA."

Comparison of Stockholder Rights

     Upon consummation of the Merger, the Company will be governed by Maryland Law and by the New Charter and Bylaws. Although it is impracticable to compare all of the aspects in which Maryland Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws and the Present and New Charters and Bylaws. The following discussion is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the New Charter, the New Bylaws and the Maryland Unsolicited Takeovers Act, Title 3, Subtitle 8 of Maryland Law ("MUTA") which are attached as Annexes II, III and IV, respectively, to this Proxy Statement, and the Present Charter and Present Bylaws, copies of which are available for inspection at the Company's executive office or will be provided to stockholders upon request.

Capital Stock

     The Company's authorized capital stock consists of 3,000,000 shares of Common Stock, par value $.25 per share ("Common Stock") and 100,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). No shares of Preferred Stock of the Company have been issued. As of August 30, 2000, 1,619,820 shares of Common Stock are issued and outstanding. Under the New Charter, Monarch Maryland's authorized capital stock consists of 10,000,000 shares of Common Stock and no Preferred Stock.

     The Present Charter authorizes the board of directors to issue Preferred Stock from time to time in one or more series subject to applicable provisions of law, and the board of directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights. The Company also has a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, under a stockholder rights plan or under a stock based employee plan. The authorized but unissued shares of Preferred Stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Common Stock or authorized shares of Preferred Stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the board of directors of the Company, without stockholder approval, can issue Preferred Stock with voting and conversion rights which could adversely affect the voting power of the existing holders of Common Stock.

     The New Charter authorizes the board of directors to authorize the issuance from time to time of shares of the Company's stock of any class and securities convertible into shares of the Company's stock, of any class or classes, for such consideration as the board of directors may deem advisable. The board of directors also has the power to classify or reclassify any unissued stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock.

     Monarch Maryland, as the surviving corporation, will have a substantial number of authorized but unissued shares of Common Stock available for issuance. The authorized but unissued shares of Common Stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, under a cash dividend reinvestment and stock purchase plan, in a future underwritten or other public offering, under a stockholder rights plan or under a stock based employee plan. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of Common Stock or other class of stock would be issued, no stockholder approval is required for the issuance of these shares. Accordingly, the board of directors, without stockholder approval, can issue shares with voting and conversion rights which could adversely affect the voting power of the existing holders of Common Stock.

Payments of Dividends

     The ability of the Company to pay dividends on its capital stock is limited by certain restrictions imposed on Delaware corporations generally. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

     After the Merger, the ability of Monarch Maryland to pay dividends on its capital stock will be limited by certain restrictions imposed on Maryland corporations generally. Under Maryland Law, distributions may be declared and paid unless, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distributions, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Board of Directors

     Under the Present Charter and Bylaws, the board of directors of the Company is limited to a total of 15 members and each member is elected to a one-year term and until their successors are duly chosen and qualified. The New Charter designates 5 directors to be elected to a one year term and until their successors are duly chosen and qualified. Such number of directors may be increased or decreased pursuant to the New Bylaws, but shall not be less than three or the number of stockholders. See also, "-- Maryland Unsolicited Takeovers Act--Size of the Board of Directors; Vacancies."

     Information about the current directors of the Company is set forth under Proposal I. By voting in favor of the Reincorporation Proposal, the Company's stockholders will be deemed to have approved of such persons as directors of Monarch Maryland without further action and without changes in their terms except as set forth under the caption"--Maryland Unsolicited Takeovers Act-- Classified Board of Directors."

Board Vacancies

     Under the Present Bylaws and New Bylaws vacancies occurring on the board of directors may be filled by a majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. Directors so elected serve until the next annual meeting of stockholders and until a successor is elected and qualifies. See also, "--Maryland Unsolicited Takeovers Act--Size of the Board of Directors; Vacancies."

Limitations on Liability; Indemnification

     The Present Charter contains a provision that eliminates or limits a director's personal liability for monetary damages to the corporation or its stockholders for any breach of fiduciary duty as a director, other than (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for a willful or negligent violation of the requirements of Delaware Law pertaining to the payment of dividends or stock purchase or redemption for a period of six years,
(d) for any transaction from which the director derived an improper personal benefit.

     The New Charter contains a provision that eliminates or limits a director's personal liability for monetary damages to the extent otherwise required by Maryland Law. Under Maryland Law, this would exclude liability to the extent
(i) it is proved that the person actually received an improper benefit or profit in money, property, or services, (ii) that a judgement or other final adjudication adverse to the person is entered on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action, or (iii) it is against a director or officer of a banking institution, credit union, savings and loan, or subsidiary thereof.

The indemnification provisions contained in the Present and New Bylaws, as governed by Delaware Law and Maryland Law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland Law and Delaware Law permit a corporation to provide complete indemnification for settlements, judgments and expenses actually and reasonably incurred - in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations.

     Under Delaware Law indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Maryland Law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding had reasonable cause to believe that the conduct was unlawful.

     Maryland Law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas the Delaware Law permits indemnification of expenses only. Maryland Law and Delaware Law both, however, prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines that such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the New Charter, the New Bylaws, agreement, vote of stockholders or directors, or otherwise.

Notice of Stockholder Nominations and Proposals

     The Present Bylaws require compliance with a procedure under which a stockholder may nominate a candidate for election as director at an annual meeting. The nomination is required to be (i) written, (ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting and
(iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (D) the name and address, as they appear on the Company's books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received by the Company, the nomination and the required attendant information no later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made.

     Under the New Bylaws, to be properly brought before an annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given pursuant to the New Bylaws, (2) brought before the annual meeting by or under the direction of the board of directors (or the Chairman of the Board or the President), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. The New
Bylaws provide that, nominations of persons for election to the board of directors may be made at the annual meeting, by or under the direction of the board of directors, or by any nominating committee or person appointed by the board of directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the board of directors or by any nominating committee or person appointed by the board of directors, can only be made pursuant to timely notice in writing to the Secretary.

     To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary not less than 20 days nor more than 30 days prior to the annual meeting (or, with respect to a proposal required to be included in the Company's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision, the earlier date such proposal was received); provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be so received by the Secretary not later than the close of business on the 10th day following the earlier of the day on which the notice of the date of the annual meting was mailed or the day on which the first public disclosure of the date of the annual meeting was made.

     Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of stock of the company which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; (b) as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, (1) the reasons for conducting such business at the annual meeting, and (2) any material interest of the stockholder in such business; and
(c) as to the stockholder giving the notice, (1) the name and address of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Stockholders' Inspection Rights

     Under Delaware Law a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Maryland Law provides that a corporation's books of account, its stock ledger and the stockholders' list may be inspected only by one or more persons who together have been stockholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.

Special Meetings of Stockholders

     The Present and New Charter and Present Bylaws provide that special meetings of stockholders may be called at any time by the President, by a majority of the board of directors, or by the holder or holders of not less than twenty-five percent (25%) of the capital stock of the corporation issued and outstanding and entitled to vote in an election of directors. See also, "-- Maryland Unsolicited Takeovers Act--Special Meetings of Stockholders."

Stockholder Action Without a Meeting

     The Present Charter, as permitted under Delaware Law, provides that stockholder action may be taken only at a special or annual meeting of stockholders and not by written consent. Maryland Law and the New Bylaws provide that any action to be taken or which may be taken at any annual or special meeting may be taken, without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter. A written waiver of any right to dissent also must be signed by each stockholder entitled to notice of the meeting but not entitled to vote.

Stockholders' Rights in Certain Transaction

     Maryland Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from a successor corporation if (i) the corporation merges or consolidates with another corporation, (ii) the stockholder's stock is to be acquired in a share exchange, (iii) the corporation transfers its assets other than in the ordinary course of business, or (iv) the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation.

     A stockholder must file with the corporation a demand in writing for the fair cash value of his shares within certain time periods depending on the transaction involved. Maryland Law provides that the right to fair value does not apply, with certain exceptions, if (i) the stock is listed on a national securities exchange, or is designated as a national or small cap market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., (ii) the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor, or (iii) the stock is that of an open-end investment company registered with the Securities and Exchange Commission and the value placed on the stock in the transaction is its net asset value.

     Delaware Law provides similar rights in the context of a merger or consolidation only, and such rights are available if the corporation's stock is designated as a small cap market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation, as in the Merger. If the Reincorporation Proposal is approved by stockholders, after consummation of the Merger, stockholders will not have dissenters' rights under Maryland Law because Monarch Maryland is traded on the Nasdaq SmallCap Stock Market.

Costs

     The State of Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware than the State of Maryland imposes on corporations organized under its laws. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. The Company currently pays franchise taxes of approximately $3,000 per year. The Company, if incorporated in Maryland, would not be subject to any annual franchise tax.

Possible Disadvantages of the Reincorporation Proposal

     Despite the belief of the board of directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the New Charter, the New Bylaws and Maryland Law have not received extensive scrutiny and interpretation by the Maryland courts. Delaware Law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. The board of directors, however, believes Maryland Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively. See also, "Potential Disadvantages Of Anti-takeover Provisions and Election to be Subject to MUTA."

New Charter Anti-takeover Provisions

     Several provisions contained in the New Charter and Bylaws, and under Maryland Law could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage an attempt to acquire control of the Company that is not approved by the board of directors. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so. As of the date of this Proxy Statement, the board of directors is not aware that any person or group has indicated an intention or desire to institute a takeover of the Company.

Business Combination and Control Share Provisions

     Delaware Law and Maryland Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in mergers, dispositions of 10% or more of its assets, issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those in which (i) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (ii) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; (iii) after the person or group became an interested stockholder, the board of directors and at least 66 2/3% of the voting stock other than stock owned by the interested stockholder approved the business combination; or (iv) certain competitive bidding circumstances were present.

     Maryland Law prohibits an interested stockholder from engaging in a wide range of business combinations similar to those prohibited by Delaware Law. Under Maryland Law, however, an interested stockholder is a person or group that owns 10% or more of the voting stock of a corporation and the restricted period is for five years after the interested stockholder crosses the 10% threshold. Maryland Law also provides for certain exemptions from these restrictions on transactions involving an interested stockholder. The Maryland Law provisions discussed above will generally apply to Monarch Maryland; however, the New Charter provides that such provisions shall not apply to any business combination of Monarch Maryland or any subsidiary of Monarch Maryland with A. Eric Dott or Jackson Y. Dott; any person that becomes an interested stockholder as a result of a transfer of securities to such person pursuant to a written agreement that provides for such exemption to which A. Eric Dott or Jackson Y. Dott or any of their affiliates or associates is a party or any affiliates or associates of such persons.

     Maryland Law also contains a control share statute which requires an interested stockholder who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may exercise voting rights. Under Maryland Law, certain notice and informational filings and special stockholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (i) one-tenth or more but less than one-third of such voting power; (ii) one-third or more but less than a majority of such voting power; or (iii) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by two-thirds of the voting power of the issuer, excluding the combined voting power of the "interested shares," being the shares held by the intended acquirer and the directors and officers of the issuer. The New Charter opts out of these control share provisions of Maryland Law so such provisions will not apply to Monarch Maryland. Delaware Law does not contain any similar type of statute.

Approval of Business Combinations

     Maryland Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation, which vote requirement can be reduced to a majority of the voting power of the corporation, as so provided in the New Charter. Delaware Law does not require stockholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and dispositions of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

Amendment of Charter and Bylaws

     Under the Present and New Charters, amendment to the charter may be made when approved by a majority of the board of directors and a majority of the outstanding shares entitled to vote. The Present Bylaws may be amended by a majority vote of the board of directors. The New Charter provides that the board of directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the New Bylaws.

Constituency Provision

     Maryland Law permits a corporation to include in its charter a provision that allows the board of directors of a corporation, in considering a potential acquisition of control of the corporation, to consider the effect of the potential acquisition of control on stockholders, employees, suppliers, customers, and creditors of the corporation and the communities in which offices or other establishments of the corporation are located. The New Charter includes such a provision.

Board Authority to Change Authorized Stock

     Maryland Law permits a corporation to include in its charter a provision that allows the board of directors of a corporation, with the approval of a majority of the entire board of directors, and without action by the stockholders of the corporation, to amend the charter of the corporation to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class that the corporation has authority to issue. The New Charter includes such a provision.

Maryland Unsolicited Takeovers Act

     Maryland Law provides certain protections with respect to unsolicited takeover bids to Maryland corporations that are reporting companies under the Securities Exchange Act of 1934 and have at least three directors who (i) are not officers or employees of the corporation; (ii) are not persons seeking to acquire control of the corporation ("Acquiring Persons"); (iii) are not directors, officers, affiliates or associates of an Acquiring Person; and (iv) were not nominated or designated as directors by an Acquiring Person. The provisions are discussed below and are set forth in MUTA, which is attached hereto as Annex IV.

     The board of directors of a Maryland corporation can elect to be subject to any or all of the provisions of MUTA by resolution of the board of directors without the approval of the stockholders. If a corporation elects to be subject to MUTA, the provisions of MUTA supersede any conflicting provisions of the corporation's charter and bylaws. Although provisions comparable to those set forth in MUTA may be made applicable to a Delaware corporation, such provisions would generally require an amendment to the charter of the Delaware corporation which would require the approval of the board of directors and stockholders.
See "--New Charter Anti-takeover Provisions--Amendment of Charter and Bylaws."

     The Present and New Charters and Bylaws do not contain any of the provisions set forth in MUTA; however, following the Merger, the board of directors intends to elect for Monarch Maryland to be subject to all the provisions of MUTA.

Classified Board Of Directors

     Under the Present and New Charters and Bylaws, members of the board of directors are elected for a term that expires at the next following annual meeting of stockholders. Following Monarch Maryland's election to be subject to MUTA, Monarch Maryland's board of directors will be divided into three classes of directors, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a term that expires at the annual meeting of stockholders in the third year following the election of the class. Insofar as the number of directors of Monarch Maryland is currently fixed at five, two classes would be comprised of two directors and one class would be comprised of one director.

     In order to place the classes of directors on a staggered basis for purposes of annual elections, the directors in Classes I, II and III will hold office until the first, second and third annual meetings of stockholders, respectively, following the date on which Monarch Maryland becomes subject to MUTA and until their successors are elected and qualify. Thus, after the meeting to which this Proxy Statement relates, stockholders will elect approximately one-third of the directors at each annual meeting of stockholders.

     If the current nominees for the board of directors are elected at the Annual Meeting, Helen Delich Bentley will serve as a Class I director and her term of office will expire at the 2001 annual meeting of stockholders; Kenneth Holt and A. Eric Dott will serve as Class II directors and their term of office will expire at the 2002 annual meeting of stockholders and David Gonano and Jackson Y. Dott will serve as Class III directors and their term of office will expire at the 2003 annual meeting of stockholders.

Removal of Directors

     Under the Present and New Charters and Bylaws, any director or the entire board of directors may be removed, with or without cause, by a majority of the shares then entitled to vote in an election of directors. Following Monarch Maryland's election to be subject to MUTA, stockholders will only be permitted to remove directors for cause and upon a vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.

Size of the Board of Directors; Vacancies

     The Present and New Charters and Bylaws provide for a set number of directors. By action of the board of directors of each of Monarch and New Monarch, the current number of directors is fixed at five. Following Monarch Maryland's election to be subject to MUTA, the number of directors shall be fixed from time to time exclusively by the board, which in no event shall cause the term of any incumbent director to be shortened. Under the Present and New Charters and Bylaws, a vacancy on the board of directors caused by the removal of a director may be filled by the stockholders. Following Monarch Maryland's election to be subject to MUTA, each vacancy on the board of directors that results from an increase in the size of the board of directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director so elected by the board to fill a vacancy would become a member of the same class as the director he or she succeeds and would hold office for the remainder of the term of that class and until his or her successor is elected and qualified.

Special Meetings of Stockholders

     Under MUTA, the secretary of a corporation may call a special meeting of stockholders only on written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

Election Not To Be Subject to MUTA

     Under MUTA, if a corporation elects to be subject to a provision or provisions of MUTA, such provision or provisions will not apply to a corporation to the extent that the corporation subsequently elects not to be subject to such provision or provisions in the same manner in which it previously elected to become subject to such provision or provisions. Since Monarch Maryland intends to elect to be subject to all of the provisions of MUTA by resolution of the board of directors without stockholder approval, Monarch Maryland can only elect to not be subject to a provision of MUTA by a resolution of the board of directors.

Objectives And Potential Effects Of Anti-takeover Provisions and Election to be Subject to MUTA

     The board believes that the provisions of the New Charter that may have anti-takeover effects and the provisions of MUTA will be in the best interests of Monarch Maryland and its stockholders because such provisions should enhance the continuity and stability of Monarch Maryland's management and the policies formulated by the board. Under the classified board of directors provisions of MUTA, at any given time, at least two-thirds of the directors will have at least one year of experience as directors of Monarch Maryland and with its business affairs and operations. New directors will therefore have an opportunity to become familiar with the affairs of Monarch Maryland and to benefit from the experience of co-members of the board who have served for longer than one-year terms. Although the board believes the Company has not experienced problems with continuity and stability of leadership and policy to date, it hopes to avoid these problems for Monarch Maryland in the future. The board also believes that classification will enhance Monarch Maryland's ability to attract and retain well qualified individuals who are able to commit the time and resources to understand its business affairs and operations. The continuity and quality of leadership that results from a classified board should, in the opinion of the board, promote the long-term value of Monarch Maryland following the Merger.

     The board also believes that the anti-takeover provisions and the MUTA provisions are in the best interests of Monarch Maryland and its stockholders because they should, if adopted, complement the business combination provisions under Delaware and Maryland Law (see "--New Charter Anti-takeover Provisions-- Business Combination Provisions; Control Share Statute") and reduce the possibility that a third party could effect a sudden or surprise change in control of the board. Many companies have implemented anti-takeover provisions for this purpose. These provisions are designed to reduce the vulnerability of Monarch Maryland to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all the Monarch Maryland's outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of Monarch Maryland; however, such provisions would not prevent a negotiated acquisition with the cooperation of the board, and a negotiated acquisition could be structured in a manner that would shift control of the board to representatives of the acquirer as part of the transaction.

     To effect these objectives, under the MUTA classified board provisions, at least two annual meetings of stockholders, rather than one, will be required to effect a change in a majority of board members. The delay afforded by these provisions would help to ensure that the board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of the Common Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal, and to act in a manner which it believes to be in the best interest of Monarch Maryland and its stockholders. If a potential acquirer were to purchase a significant or controlling interest in Monarch Maryland, the acquirer could, if the board is not classified, quickly obtain control of the board and thereby remove Monarch Maryland's management, which could severely curtail Monarch Maryland's ability to negotiate effectively with the potential acquirer on behalf of all other stockholders. The threat of quickly obtaining control of the board could deprive the board of the time and information necessary to evaluate the proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction which may ultimately be undertaken.

     The MUTA provisions that prevent the removal of directors "without cause" and limit the ability of the stockholders to call a special meeting (at which a director may be removed) also serve to ensure continuity on the board in the face of a hostile bidder. Specifically, allowing stockholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified board. One method employed by takeover bidders to obtain control of a board of directors is to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchase and to use the voting power of those shares to remove the incumbent directors and replace them with nominees chosen by the hostile bidder, who would be more willing to approve the terms of a merger or other business combination on terms less favorable to the other stockholders of the corporation than those which would have been approved by the removed directors.

     Requiring cause in order to remove a director and limiting the ability of the hostile bidder to call a special meeting precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing board before attempting a takeover. Likewise the New Charter provision limiting authority to amend the Bylaws to the board of directors serves to prevent a hostile bidder from eliminating the notice and other requirements set forth in the Bylaws for nominations of directors. Accordingly, these provisions support the concept of a classified board in its intended effect of moderating the pace of a change in the board of directors.

     Also, the board believes that the classified board, director removal, special meeting and bylaws amendment provisions will properly condition a director's continued service upon his or her ability to serve rather than his or her position relative to a dominant stockholder including existing large stockholders. Prohibiting a stockholder or group of stockholders from forcing rapid change on the board is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the board of directors. These provisions prevent a stockholder with a majority of the voting power of Monarch Maryland from subverting the requirements of the MUTA and anti-takeover provisions.

     An alternative strategy used by some hostile bidders is to make an offer to purchase a corporation and then commence litigation to force the board of directors of the corporation to cooperate in the transaction notwithstanding its unwillingness to do so. The constituency provision set forth in the New Charter is designed to strengthen the position of the board of directors of Monarch Maryland in any such litigation. For example, if a hostile bidder alleged in litigation that the board has an obligation to cooperate with the hostile bidder due to an obligation to obtain the highest possible price for stockholders, the board's ability to consider the effects of a transaction on other constituencies could serve as a defense. In the face of such defense the hostile bidder would be forced to negotiate with the board the terms of any transaction.

     The increase in the amount of authorized stock under the New Charter and the provision in the New Charter permitting the board to increase Monarch Maryland's authorized stock without the approval of stockholders will permit the board to implement additional anti-takeover provisions in the future, such as a class of preferred stock or a stockholder rights plan. In the face of a hostile bidder, such provisions, if adopted, would serve to complement the MUTA and anti-takeover provisions discussed above.

Potential Disadvantages Of Anti-takeover Provisions and Election to be Subject to MUTA.

     The MUTA and anti-takeover provisions discussed above will operate in complementary fashion, to generally delay, deter or impede changes in control of the board or the approval of certain stockholder proposals which would have the effect of facilitating changes in control of the board, even if the holders of a majority of the Monarch Maryland Common Stock may believe the change or actions would be in their best interests. For example, classifying the board will operate to increase the amount of time required for new stockholders to obtain control of Monarch Maryland without the cooperation or approval of the incumbent board, even if the new stockholders hold or acquire a majority of the voting power. Elimination of the right of stockholders to remove directors without cause, increasing the proportion of stockholders necessary to call a special meeting and limiting bylaws changes solely to the board of directors may make the removal of any director more difficult (unless the holders of two-thirds of the outstanding Monarch Common Stock agree and cause is readily apparent), even if the holders of a majority of the outstanding Monarch Common Stock believe removal to be in their best interests.

     Further, the constituency provision permits the board to consider the effect a potential acquisition may have on employees, suppliers, customers, and creditors of Monarch Maryland and the communities in which offices or other establishments of Monarch Maryland are located. Such constituencies may have interests that are in conflict with the interests of Monarch Maryland stockholders and a consideration of their interests may prevent a transaction that the holders of a majority of the outstanding Monarch Common Stock believe to be in their best interests. The increase in authorized shares in the New Charter and the board's ability to increase the authorized shares under the New Charter will enable to the board to implement additional anti-takeover devices that may also serve to prevent a transaction that a majority of stockholders believe to be in their best interests.

     As a result, these provisions could have the effect of making it easier for directors to remain in office for reasons relating to their own self interest, and since the board has the power to retain and discharge management, also have the effect of making it easier for management to remain in office for reasons relating to their own self interest. Additionally, one of the effects of the anti-takeover provisions may be to discourage certain tender offers and other attempts to change control of Monarch Maryland, even though stockholders might feel those attempts would be beneficial to them or Monarch Maryland. Because tender offers for control usually involve a purchase price higher than the prevailing market price, these provisions may have the effect of preventing or delaying a bid for Monarch Maryland's shares which could be beneficial to Monarch Maryland and its stockholders.

     Even though the MUTA and anti-takeover provisions may have these potential disadvantages, the board nevertheless believes that the various protections afforded to the stockholders from the inclusion of anti-takeover provisions in the New Charter and a subsequent election to be subject to MUTA outweigh the potential disadvantages.

Tax Consequences

     The proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, (i) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger and (ii) the basis and holding period for the stock of Monarch Maryland received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor. The Merger will have no federal income tax effect on the Company. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Vote Required

     Pursuant to Delaware Law and the Present Charter, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Company in Maryland. Approval of the Reincorporation Proposal by stockholders of the Company will constitute specific approval of the Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Merger, including ratification of the directors of the Company in the classes as set forth under "--Comparison of Stockholder Rights-Board of Directors" and "--Maryland Unsolicited Takeovers Act--Classified Board Of Directors," the assumption by the surviving corporation of the Company's 2000 Omnibus Stock Plan and all other employee benefit plans and agreements, and the obligations of the Company under such plans and agreements.

     The board of directors recommends that stockholders vote FOR reincorporation of the Company in the state of Maryland. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of reincorporation of the Company in the state of Maryland.


PROPOSAL FOUR  APPROVAL OF 2000 OMNIBUS STOCK PLAN

     The board of directors has adopted, subject to stockholder approval, the Company's 2000 Omnibus Stock Plan (the "Plan"), a copy of which is attached hereto. A total of 300,000 shares or options to purchase shares are authorized for issuance under the Plan.

     The Plan is designed to provide additional incentives for directors, consultants, officers and other employees of the Company to promote the success of the business and to enhance the Company's ability to attract and retain the services of persons who are experienced, highly qualified and in a position to make material contributions to the Company's success. The Company believes that stock options and other stock awards are critical in attracting and retaining these key contributors.

     The Company believes that the Plan is necessary to enable it to successfully compete with other companies and is essential to the Company's ability to retain experienced employees and to recruit additional qualified individuals.

     The following table sets forth the grants of stock options under the Plan, to the extent currently known, if the proposed amendment to increase the number of shares available to be issued under the Plan is approved.

                            NEW PLAN BENEFITS
                         2000 Omnibus Stock Plan

Name and Position           Exercise Price per              Number of
                              Per Share ($)                 Shares of
                                                         Common Stock (#)
--------------------------------------------------------------------------

Jackson Y. Dott                         3.94                 40,000
Executive Group                         3.94                 80,000
Non-Executive Director Group            3.58*                90,000
Non-Executive Officer Employee Group    3.58                 40,000

*Options grated to Kenneth Holt, director of the Company were granted at an exercise price of $3.81 per share, the closing price of the Common Stock on the Nasdaq SmallCap Stock Market on the date the option was granted.

Summary Of 2000 Omnibus Stock Plan

     The following summary of the Plan, including the proposed amendments requiring stockholder approval, is qualified in its entirety by the specific language of the Plan.

     The Plan is administered by the board of directors or by a compensation committee of the board of directors (the "Committee") which is authorized to grant to employees (approximately 27 persons), officers (4 persons), directors (5 persons) and consultants and consultants engaged by the Company restricted stock, incentive stock options, non-qualified stock options, stock appreciation rights, phantom stock or performance awards. A maximum of 300,000 shares of Common Stock will be available for issuance under the Plan. The market price per share of such shares as of August 24, 2000 was $3.53. The Plan will expire on, and no awards may be granted thereunder after, the tenth anniversary of the initial adoption of the Plan, subject to the right of the board of directors to terminate the Plan at any time prior thereto. The board of directors may amend the Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantees' consent.

     Restricted stock awards typically will be granted at no purchase price, although if required under applicable corporate law, the board of directors or the Committee may establish a purchase price set at the par value of the Common Stock, payable in cash or by other means, including recognition of past employment. Shares of restricted stock are shares of Common Stock which the grantee is not entitled to sell or otherwise transfer until ownership of the shares vests. The vesting schedule for restricted stock will be determined by the board of directors or by the Committee upon grant. If so determined by the board of directors or by the Committee upon grant, recipients of restricted stock may receive certain other rights attaching to shares of Common Stock generally, such as dividend and voting rights, as of the date of grant or such later date as the Committee may determine (but not later than the date of vesting for such stock). If the recipient of restricted stock ceases to be employed by the Company or any subsidiary or affiliate of the Company before the vesting date, the restricted stock will be forfeited to the Company.

     An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the Plan shall be determined by the board of directors or the Committee at the time of grant and, in the case of an incentive stock option, may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an incentive stock option granted to an optionee who is or will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In order to obtain the shares, a participant must pay the exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the board of directors or the Committee, stock of the Company, including stock acquired under the same option. Incentive stock options are intended to qualify under Section 422 of the Code.

     Incentive stock options and non-qualified stock options may be granted with terms of no more than ten years from the date of grant, provided that, in the case of an incentive stock option granted to an optionee who is or will be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option.

     Upon exercise, a stock appreciation right ("SAR") entitles the grantee to receive a payment equal to the product of the excess of the fair market value on the exercise date of a share of Common Stock over the base price per share specified in the grant agreement, multiplied by the number of shares with respect to which the SAR is exercised. SARs will be granted either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option). SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option award without the consent of the grantee.

     Phantom stock entitles the holder to an economic interest equivalent to the ownership of the underlying shares but not the rights of a stockholder.

     Performance awards become payable on account of attainment of one or more performance goals. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash by the Company upon attainment of the performance goals.

     The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Summary Of Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences to participants and the Company of stock awards and stock options granted under the Plan. The summary is based on the provisions of the Code, as in effect on the date of this document and on existing and proposed regulations and rulings thereunder, all of which are subject to change. Each participant is urged to consult his tax advisor prior to exercise of an option and prior to sale or other disposition of shares acquired under the Plan.

Stock Awards

     A grantee of a restricted stock award of Common Stock generally will recognize ordinary income equal to the fair market value of the Common Stock received less any amount paid for such Common Stock. The grantee's tax basis in the Common Stock is equal to the sum of the amount paid, if any, for such Common Stock and the amount of ordinary income recognized. Where the Common Stock is subject to restrictions such as a performance contingency or other vesting requirement, except as otherwise provided below, the ordinary income generally will be recognized at the time the performance contingency is met or the vesting requirement is satisfied (i.e., when the restrictions lapse). At such time, a grantee generally will recognize ordinary income equal to the then fair market value of the Common Stock less any amount paid for such Common Stock.

     A grantee who is awarded restricted stock may elect (i.e., a "Section 83(b) Election"), in accordance with Treasury Regulations and within thirty days after the grant of the stock award, to recognize ordinary income on the grant date rather than the date the restrictions lapse, in an amount equal to the fair market value of the stock on the grant date less any amount paid for such stock. If a Section 83(b) Election is timely made, any appreciation in the value of the Common Stock subsequent to the grant date would not generate additional income until the stock is sold or exchanged, in which case any gain on the sale or exchange would be taxable as capital gain. However, if a Section 83(b) Election is made and some or all of the Common Stock is subsequently forfeited in accordance with the terms of the restricted stock award agreement, the grantee is entitled to a capital loss deduction only to the extent that the amount paid, if any, for such Common Stock exceeds the amount realized, if any, upon such forfeiture.

     The Company generally will be entitled to a deduction for federal income tax purposes which will correspond in timing and amount to the recognition of ordinary income by the grantee.

Incentive Stock Options

     An optionee will not recognize income upon the grant of an incentive stock option or, unless the optionee is subject to the alternative minimum tax as described below, upon the exercise of an incentive stock option. An optionee who exercises an incentive stock option more than three months after retirement or other termination of employment (one year in the event of a termination on account of disability) will recognize income at the time of exercise as if the option were a nonqualified stock option, as described below.

     Upon sale of the shares acquired upon exercise of an incentive stock option, an optionee generally will recognize long-term capital gain in an amount equal to the difference between the sale price of the shares and the exercise price of the option, if the sale of such shares occurs more than two years from the date the incentive stock option was granted and more than one year from the date the shares were transferred to him upon exercise of the option.

     If the shares acquired upon exercise of the incentive stock option are sold or disposed of (including by gift) prior to the expiration of the holding periods described in the previous paragraph, the transaction constitutes a disqualifying disposition and the optionee generally will recognize ordinary income on the date of disposition in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date the option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the amount realized on a sale exceeds the fair market value of the shares on the date of exercise, the excess will be treated as long-term capital gain if the shares have been held for more than one year or will be treated as short-term capital gain if the shares have been held one year or less. If the amount realized on the sale is less than the exercise price, the loss will be treated as long-term capital loss if the shares have been held for more than one year or will be treated as short-term capital loss if the shares have been held for one year or less.

     The optionee's tax basis in the shares acquired upon exercise of the incentive stock option is equal to the sum of the exercise price paid and the amount of ordinary income recognized, if any.

     The Company generally will not be entitled to any deduction for federal income tax purposes at the time an incentive stock option is granted, exercised, or at the time the shares acquired upon exercise of an incentive stock option are sold. However, if an optionee makes a disqualifying disposition, the Company generally will be entitled (subject to certain limitations regarding compensation deductions) to a deduction at the same time and in the same amount as the optionee is considered to have recognized ordinary income.

Nonqualified Options

     An optionee generally will not recognize income for federal income tax purposes at the time a nonqualified stock option is granted. Except as described below, an optionee will recognize ordinary income upon exercise of a nonqualified stock option in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price.

     Notwithstanding the above, an optionee who is an "insider" within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and who exercises a non-qualified stock option generally will not be subject to federal income tax as a result of exercise until such time as he is no longer subject to a claim for "short-swing" profits under Section 16(b) of the Exchange Act. Depending upon the method used to approve the option grant, the optionee may be able to exercise and sell immediately after grant (subject to any limitations contained in the option agreement) without Section 16(b) liability; alternatively, the optionee may be prohibited under Section 16(b) from selling the Common Stock acquired upon exercise of the option for a period of six months following the date of grant. An optionee who is an insider and who exercises his option within six months from the date of grant (assuming the Section 16(b) six-month prohibition is applicable to such option) will have ordinary income on the date which is six months from the grant date in an amount equal to the then fair market value of the shares of Common Stock received upon the exercise of the option over the exercise price. Such an insider may, however, elect (i.e., a "Section 83(b) Election") to include in his taxable income at the time of exercise the difference between the then fair market value of the Common Stock received and the option exercise price. Insiders should consult their tax advisors to determine the tax consequences to them of receiving and exercising options.

     An optionee's tax basis in shares received upon exercise of a nonqualified stock option generally is the sum of the exercise price paid and the ordinary income recognized as a result of exercising the nonqualified stock option. This sum is generally equal to the fair market value of the shares on the date the optionee recognizes ordinary income. An optionee's holding period for shares received upon exercise of a nonqualified stock option begins on the date on which ordinary income is recognized.

     When shares acquired upon exercise of a nonqualified stock option are sold, the optionee will recognize gain (or, under certain conditions, loss) at the time of sale equal to the difference between the amount realized and the optionee's tax basis in the shares. The gain (or loss) will be a long-term capital gain (or loss) if more than one year has elapsed between the date on which ordinary income was recognized and the date of sale, and short-term gain (or loss) if one year or less has elapsed.

     The Company generally will be entitled to a deduction for federal income tax purposes upon exercise by an optionee of a nonqualified stock option provided any applicable income reporting requirements are satisfied and subject to certain limitations regarding compensation deductions. The deduction will correspond in timing and amount to the recognition of ordinary income by the optionee.

Tender of Stock in Payment of Option Exercise Price

     The Plan provides that nonqualified stock options and incentive stock options, if authorized by the Committee, may be exercised by tendering shares of Company Common Stock with a fair market value equal to part or all of the option exercise price. As a general rule, the delivery of Company Common Stock to exercise an option granted under the Plan is treated as a nontaxable exchange to the extent that the optionee receives an equal number of shares of Company Common Stock upon exercise of the option. The tax basis of the shares received will be the same as the optionee's tax basis for the tendered shares. The excess of the value of any additional shares received over any money paid upon exercise constitutes taxable income in the case of a nonqualified stock option, but not in the case of an incentive stock option. Any additional shares received upon the exercise of a nonqualified stock option will have an aggregate basis equal to the amount included in the optionee's income as a result of the exercise of the option plus any money paid (i.e., generally their fair market value). Any additional shares received upon the exercise of an incentive stock option will have a tax basis equal to the amount of the money paid, if any.

     There is one exception to the above rules. If the Company Common Stock used to effect the exchange was received pursuant to the exercise of an incentive stock option and the requisite holding period requirements have not been satisfied

(including circumstances where shares are withheld or otherwise tendered pursuant to a cashless exercise of an incentive stock option), the tender of such shares would constitute a disqualifying disposition. In that case, the exchange of such shares would be treated as a taxable exchange, not a nontaxable exchange. The optionee would recognize income upon the exchange of such shares as described in the Section above.

Long Term Capital Gain


             The maximum tax rate for long term capital gain under the Code is presently 20%.

Alternative Minimum Tax

     A taxpayer may be subject to an alternative minimum tax which is payable to the extent that such alternative minimum tax exceeds the taxpayer's regular income tax for the year. The alternative minimum tax is imposed at a flat rate of 26% on the taxpayer's alternative minimum taxable income up to $175,000 in excess of an exemption amount, and at a rate of 28% on the taxpayer's alternative minimum taxable income greater than $175,000 above the exemption amount. In computing a taxpayer's alternative minimum taxable income, the excess of the fair market value of the shares on the exercise date of an incentive stock option (or, in the case of an officer potentially subject to liability under Section l6(b) of the Exchange Act who exercises an option within six months of the grant date, on the date six months from the grant date, unless the officer elects to make an election pursuant to the Treasury Regulations to be taxed on the exercise date) over the exercise price is included in alternative minimum taxable income. If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that is included in alternative minimum taxable income is the gain realized on the disposition of the shares. The portion of a taxpayer's alternative minimum tax attributable to certain items included in the computation of alternative minimum taxable income (including amounts attributable to the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

Tax Withholding

     The Company may require that a participant pay to the Company in cash any federal, state and local taxes required by law to be withheld with respect to the grant of any award under the Plan or exercise pursuant to such award or related delivery of shares under the Plan. The Company, to the extent permitted or required by law, will have the right to deduct from any payment owed to a participant (including salary or other compensation), any such federal, state or local taxes required to be withheld with respect to the grant of any award under the Plan or exercise pursuant to such award or related delivery of shares under the Plan. In the alternative, the Company may retain or sell without notice a sufficient number of the shares to be issued to the participant to cover any such taxes.

     Under the Plan, if authorized by the Committee, a participant may deliver shares of the Company's Common Stock, including shares acquired upon exercise of an option, to pay withholding taxes due on exercise of the option. Shares of Common Stock delivered to or retained by the Company to pay withholding taxes will be valued on the date as of which the withholding tax liability is determined.

     The delivery of Common Stock of the Company to pay withholding taxes generally will result in a taxable gain to the participant to the extent that this value exceeds the participant's basis in the stock. If the Common Stock delivered was acquired pursuant to the exercise of an incentive stock option and the requisite holding period requirements have not been satisfied (including circumstances where shares are withheld upon the exercise of an incentive stock option to pay the withholding taxes), a disqualifying disposition will result.

Vote Required

     The adoption of the 2000 Omnibus Stock Plan requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting and entitled to vote.

     The board of directors recommends that stockholders vote FOR adoption of the 2000 Omnibus Stock Plan. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of adoption of the 2000 Omnibus Stock Plan.

VOTING

     As of the Record Date, there were 1,619,820 shares of common stock issued, outstanding and entitled to vote. A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Teller of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.

STOCKHOLDER NOMINATIONS AND PROPOSALS

     The Company's Bylaws require compliance with a procedure under which a stockholder may nominate a candidate for election as director at an annual meeting. The nomination is required to be (i) written, (ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting, and (iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company Stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (D) the name and address, as they appear on the Company's books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received at the Company, the nomination and the required attendant information no later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. This discussion is intended to summarize Section 2.10 of Article II of the Company's Bylaws, and is qualified in its entirety by reference to the Company's Bylaws.

     Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company no later than June 1, 2001 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Proposals should be sent to the Secretary of the Company at the executive offices of the Company. For details concerning eligibility, extent and limitations respecting the right to include proposals, stockholders should consult the proxy regulations of the Securities and Exchange Commission.

     If a stockholder intends to present a stockholder proposal at the 2001 Annual Meeting in a manner other than the inclusion of the proposal in the Company's proxy statement and proxy relating to that meeting, unless the stockholder notifies the Company of such intention by August 15, 2001, the proxy holders named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgement.

OTHER MATTERS

              The Company will provide, without charge to each person solicited, on the written request of such person, a copy of its annual report on Form
10-K, including the financial statement schedules, required to be filed pursuant to Rule 13a-1 under the Securities Exchange Act of 1934 for the Company's most recent fiscal year. Such a request can be direct to Mr. Marshall Chadwell, Chief Financial Officer, 4517 Harford Road, Baltimore, Maryland 21204.

     As of the date of this proxy statement, the board of directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accordance with their best judgment.


                                        By Order of the Board of Directors


                                       /s/    Steven M. Szekely
                                       --------------------------------------
                                       Steven M. Szekely,
                                       Secretary

September 29, 2000

                                                                       ANNEX I

                        ARTICLES OF INCORPORATION
                                 OF
                         MONARCH SERVICES, INC.


                              ARTICLE I
                             INCORPORATOR

          The undersigned, Michael W. Conron, whose post office address is 2 Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201, being over eighteen years of age and acting as incorporator, hereby forms a corporation under the Maryland General Corporation Law.


                              ARTICLE II
                                 NAME

          The name of the corporation (which is hereinafter called the "Corporation") is Monarch Services, Inc.


                              ARTICLE III
                  PURPOSES FOR WHICH CORPORATION FORMED

          The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (the "MGCL").


                               ARTICLE IV
                   RESIDENT AGENT AND PRINCIPAL OFFICE

          The post office address of the principal office of the Corporation in this State is 11 East Chase Street, Suite 9-E, Baltimore, Maryland 21202. The resident agent of the Corporation in this State is CSC-Lawyers Incorporating Service Company, whose post office address is 11 East Chase Street, Suite 9-E, Baltimore, Maryland 21202. Said resident agent is a Maryland corporation.


                                 ARTICLE V
                               AUTHORIZED STOCK

          The total number of shares of stock of all classes which the Corporation has authority to issue is Ten Million (10,000,000) shares, of the par value of $0.001 each, all of which shares are of one class and are designated Common Stock. The aggregate par value of all shares of stock of the Corporation is $10,000.


                                 ARTICLE VI
                            BOARD OF DIRECTORS

     Section 1.     Number of Directors.

          The Corporation shall have five (5) directors, which number may be increased or decreased pursuant to the Bylaws, but the number of directors shall not be less than the lesser of three (3) or the number of stockholders.

     Section 2.     Initial Directors.

          Jackson Y. Dott, Helen Delich Bentley, David Gonono, A. Eric Dott and Kenneth C. Holt shall act as the initial directors of the Corporation until the first annual meeting and until their successors are duly chosen and qualified.

     Section 3.     Board Authorization of Stock Issuance.

     The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, and securities convertible into shares of its stock, of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

     Section 4.     Classification of Stock.

          The Board of Directors shall have the power to classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock.

     Section 5 Board Authorization to Increase or Decrease Authorized Stock.

          The Board of Directors, with the approval of a majority of the entire Board of Directors, and without action by the stockholders of the Corporation, shall have the power to amend the charter of the Corporation to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class that the Corporation has authority to issue.

     Section 6.     Conflict of Interest.

          No contract or other transaction between this Corporation and any other corporation, partnership, individual or other entity and no act of this Corporation shall in any way be affected or invalidated by the fact that any of the directors of this Corporation are directors, principals, partners or officers of such other entity, or are pecuniarily or otherwise interested in such contract, transaction or act; provided that (i) the existence of such relationship or such interest shall be disclosed or known to the Board of Directors or to a committee of the Board of Directors if the matter involves a committee decision, and the contract, transaction or act shall be authorized, approved or ratified by a majority of disinterested directors on the Board or on such committee, as the case may be, even if the number of disinterested directors constitutes less than a quorum or (ii) the contract, transaction or act shall be authorized, ratified or approved in any other manner permitted by the Maryland General Corporation Law.

     Section 7.     Permissible Considerations by Board of Directors.

          The Board of Directors, in considering a potential acquisition of control of the Corporation, is permitted to consider the effect of the potential acquisition on the stockholders, employees, suppliers, customers, and creditors of the corporation and the communities in which offices or other establishments of the Corporation are located.


                               ARTICLE VII
                   PROVISIONS CONCERNING CERTAIN RIGHTS
                  OF THE CORPORATION AND THE SHAREHOLDERS

     Section 1.     Right to Amend Charter.

          The Corporation reserves the right to make, from time to time, any amendments of its charter which may now or hereafter be authorized by law, pursuant to the vote of stockholders required by law, including any amendments which alter the contract rights of any class of outstanding stock as expressly set forth in the charter.

     Section 2.     Elimination of Preemptive Rights.

          Unless otherwise provided by the Board of Directors, no holder of stock of any class shall be entitled to preemptive rights to subscribe for or purchase or receive any part of any new or additional issue of stock of any class of the Corporation or securities convertible into stock of any class of the Corporation.

     Section 3.     Required Stockholder Vote.

          Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in this charter.

     Section 4.     Bylaws.

          The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation.

     Section 5.     Business Combination Statute.

     The provisions of Title 3, Subtitle 6 (Special Voting Requirements) of the MGCL, including but not limited to Section 3-602, shall not apply to any business combination of the Corporation or any subsidiary of the Corporation with (a) A. Eric Dott or Jackson Y. Dott; (b) any person that becomes an interested stockholder as a result of a transfer of securities of the Corporation, including the transfer of voting rights or other interests in any such securities, to such person pursuant to a written agreement that provides for such exemption to which A. Eric Dott or Jackson Y. Dott or any affiliate or associate of A. Eric Dott or Jackson Y. Dott is a party; or (c) any affiliate or associate of the persons named in (a) and/or (b). As used in this Section 5, the terms "affiliate," "associate," "business combination," "interested stockholder" and "subsidiary" shall have the meanings ascribed to them in Title 3, Subtitle 6 of the MGCL.

     Section 6.     Control Share Law.

     Any acquisition of any shares of stock of the Corporation, including any acquisition of voting rights or other interests in any such stock, shall be exempt from the provisions of Title 3, Subtitle 7 of the MGCL (Voting Rights of Certain Control Shares). Accordingly, the provisions of Title 3, Subtitle 7 of the MGCL shall not apply to this Corporation.


                                 ARTICLE VIII
                    INDEMNIFICATION AND LIMITATION OF LIABILITY

     Section 1.     Mandatory Indemnification.

          The Corporation shall indemnify its currently acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended.

     Section 2.     Discretionary Indemnification.

          If approved by the Board of Directors, the Corporation may indemnify its officers, employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise or employee benefit plan to the extent determined to be appropriate by the Board of Directors.

     Section 3.     Advancing Expenses Prior to a Decision.

          The Corporation shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, and may in the discretion of the Board of Directors advance expenses to officers, employees, agents and others who may be granted indemnification.

     Section 4.     Other Provisions for Indemnification.

          The Board of Directors may, by bylaw, resolution or agreement, make further provision for indemnification of directors, officers, employees and agents.

     Section 5.     Limitation of Liability of Directors.

          To the maximum extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     Section 6.     Effect of Amendment or Repeal.

          No amendment or repeal of any section of this Article, or the adoption of any provision of the Corporation's charter inconsistent with this Article, shall apply to or affect in any respect the rights to indemnification or limitation of liability of any director of the Corporation with respect to any alleged act or omission which occurred prior to such amendment, repeal or adoption.

          IN WITNESS WHEREOF, I have signed these Articles of Incorporation on the 22nd day of September, 2000, and have acknowledged such Articles to be my act.




                                       /s/     Michael W. Conron
                                       --------------------------------------
                                       Micahel W. Conron, Incorporator

                                                                     ANNEX II
                                 BYLAWS

                                   OF

                        MONARCH SERVICES, INC.

                                ARTICLE I

Stockholders

Section 1.  Annual Meetings.

          The annual meeting of the stockholders of the Corporation shall be held on such date within the month of October as may be fixed from time to time by the Board of Directors. Not less than ten nor more than 90 days' written or printed notice stating the place, day and hour of each annual meeting shall be given in the manner provided in Section 1 of Article IX hereof. The business to be transacted at the annual meetings shall include the election of directors, consideration and action upon the reports of officers and directors, and any other business within the power of the Corporation. All annual meetings shall be general meetings at which any business may be considered without being specified as a purpose in the notice unless otherwise required by law.

Section 2. Special Meetings Called by Chairman of the Board, President or Board of Directors.

          At any time in the interval between annual meetings, special meetings of stockholders may be called by the Chairman of the Board, or by the President, or by the Board of Directors. Not less than ten days' nor more than 90 days' written notice stating the place, day and hour of such meeting and the matters proposed to be acted on thereat shall be given in the manner provided in Section 1 of Article IX. No business shall be transacted at any special meeting except that specified in the notice.

Section 3.  Special Meeting Called by Stockholders.

          Upon the request in writing delivered to the Secretary by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting, it shall be the duty of the Secretary to call a special meeting of the stockholders. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. No such meeting shall be required to be called for the election of directors except under the circumstances set forth in
Section 10 of Article I or ections 7(b) or 7(c) of Article II of these Bylaws. The Secretary shall inform such stockholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Secretary shall give not less than ten nor more than 90 days' notice of the time, place and purpose of the meeting in the manner provided in Section 1 of Article IX. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding 12 months.

Section 4.  Place of Meetings.

          All meetings of stockholders shall be held at the principal office of the Corporation in the State of Maryland or at such other place within the United States as may be fixed from time to time by the Board of Directors and designated in the notice.

Section 5.  Quorum.

          At any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the votes thereat shall constitute a quorum. In the absence of a quorum, the Chairman of the meeting or stockholders present in person or by proxy acting by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting from time to time, but not for a period exceeding 120 days after the original record date, until a quorum shall attend.

Section 6.  Adjourned Meetings.

          A meeting of stockholders convened on the date for which it was called (including one adjourned to achieve a quorum as above provided in Section 5 of this Article) may be adjourned (in the manner provided in said Section 5) from time to time without further notice other than by announcement at the meeting to a date not more than 120 days after the original record date, and any business may be transacted at any adjourned meeting which could have been transacted at the meeting as originally called.

Section 7.  Voting.

          A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

          A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any other matter which may properly come before the meeting, unless more than a majority of votes cast is required by statute or by the Charter.
The Board of Directors may fix the record date for the determination of stockholders entitled to vote in the manner provided in Article VIII, Section 3 of these Bylaws. Unless otherwise provided in the Charter, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8.  Proxies.

          A stockholder may vote the shares owned of record either in person or by proxy. The proxy shall be in writing and shall be signed by the stockholder or by the stockholder's duly authorized attorney-in-fact or be in such other form as may be permitted by the Maryland General Corporation Law, including documents conveyed by electronic transmission. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. No proxy shall be valid after 11 months from its date, unless otherwise provided in the proxy. In the case of stock held of record by more than one person, any co-owner or co-fiduciary may execute the proxy without the joinder of the co-owner(s) or co-fiduciary(ies), unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. At all meetings of stockholders, the proxies shall be filed with and verified by the Secretary of the Corporation, or, if the meeting shall so decide, by the Secretary of the meeting.

Section 9.  Order of Business.

          At all meetings of stockholders, any stockholder present and entitled to vote in person or by proxy shall be entitled to require, by written request to the Chairman of the meeting, that the order of business shall be as follows:

          (1)  Organization.

          (2) Proof of notice of meeting or of waivers thereof. (The certificate of the Secretary of the Corporation, or the affidavit of any ther person who mailed or published the notice or caused the same to be mailed or published, shall be proof of service of notice.)

          (3) Submission by Secretary of the Corporation to the Chairman of the meeting of a list of the stockholders entitled to vote, present in person or by proxy.

          (4) A reading of unapproved minutes of preceding meetings and action thereon.

          (5)  Reports.

          (6) If an annual meeting, or a special meeting called for that purpose, the election of directors.

          (7)  Unfinished business.

          (8)  New business.

          (9)  Adjournment.

Section 10.  Removal of Directors.

          At any properly called annual or special stockholders' meeting, the stockholders, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, may remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the remainder of the term of the removed directors.

Section 11.  Informal Action by Stockholders.

          Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing setting forth such action is signed by all the stockholders entitled to vote thereon, a written waiver of any right to dissent is signed by each stockholder entitled to notice of, but not the right to vote on, such action and such consent is filed with the records of stockholders' meetings.

Section 12. Advance Notice of Matters to be Presented at an Annual Meeting of Stockholders.

          At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting as set forth below. To be properly brought before an annual meeting, such business must (1) be specified in the notice of the meeting (or any supplement thereto) given by the Corporation pursuant to Section 1 of Article IX of these bylaws, or (2) be brought before the meeting by or under the direction of the Board of Directors (or the Chairman of the Board or the President), or (3) be properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting; provided, however, that in the event that during the prior year the Corporation did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), than such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. For purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

          Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 12.

          The Chairman of the meeting shall have the authority, if the facts warrant, to determine that business was not properly brought before the meeting in accordance with the provisions of this Section 12, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 13.  Advance Notice of Nominees for Directors.

          Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders or at a special meeting of stockholders as to which the notice of meeting provides for election of directors, by or under the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 13. Such nominations, other than those made by or under the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary. In the event that such stockholder's notice pertains to an annual meeting of stockholders, to be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting; provided, however, that in the event that during the prior year the Corporation did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year's annual meeting (other than as a result of adjournment), than such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. In the event that such stockholder's notice pertains to a special meeting of stockholders, to be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made. For purposes of this section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by the person, and (iv) any other information relatingto the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

          The Chairman of the meeting shall have the authority, if the facts warrant, to determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.


                                 ARTICLE II


                                  Directors

Section 1.  Powers.

          The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the stockholders by law, by the Charter or by these Bylaws. A director need not be a stockholder. The Board of Directors shall keep minutes of its meetings and full and fair accounts of its transactions.

Section 2.  Number; Term of Office.

          The number of directors of the Corporation shall be not less than three or the same number as the number of stockholders (or one if there is no stockholder), whichever is less; provided, however, that such number may be increased and thereafter decreased from time to time by vote of a majority of the entire Board of Directors. The number of directors shall not exceed fifteen
(15). The first directors of the Corporation shall hold their office until the first annual meeting of the Corporation, or until their successors are elected and qualify, and thereafter the directors shall hold office for the term of one year, or until their successors are elected and qualify.

Section 3.  Annual Meeting; Regular Meetings.

          As soon as practicable after each annual meeting of stockholders, the Board of Directors shall meet for the purpose of organization and the transaction of other business. No notice of the annual meeting of the Board of Directors need be given if it is held immediately following the annual meeting of stockholders and at the same place. Other regular meetings of the Board of Directors may be held at such times and at such places, within or without the State of Maryland, as shall be designated in the notice for such meeting by the party making the call. All annual and regular meetings shall be general meetings, and any business may be transacted thereat.

Section 4.  Special Meetings.

          Special meetings of the Board of Directors may be called by the Chairman of the Board or the President, or by a majority of the directors.

Section 5.  Quorum; Voting.

          A majority of the Board of Directors shall constitute a quorum for the transaction of business at every meeting of the Board of Directors; but, if at any meeting there be less than a quorum present, a majority of those present may adjourn the meeting from time to time, but not for a period exceeding ten days at any one time or 60 days in all, without notice other than by announcement at the meeting, until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. Except as hereinafter provided or as otherwise provided by the Charter or by law, directors shall act by a vote of a majority of those members in attendance at a meeting at which a quorum is present.

Section 6.  Notice of Meetings.

          Notice of the time and place of every regular and special meeting of the Board of Directors shall be given to each director in the manner provided in
Section 2 of Article IX hereof. Subsequent to each Board meeting, and as soon as practicable thereafter, each director shall be furnished with a copy of the minutes of said meeting. At least 24 hours' notice shall be given of all meetings. The purpose of any meeting of the Board of Directors need not be stated in the notice.

Section 7.  Vacancies.

          (a) If the office of a director becomes vacant for any reason, including increase in the size of the Board, such vacancy may be filled by the Board by a vote of a majority of directors then in office, although such majority is less than a quorum.

          (b) If the vacancy occurs as a result of the removal of a director, the stockholders may elect a successor at the meeting at which the removal occurs.

          (c) If the entire Board of Directors shall become vacant, any stockholder may call a special meeting in the same manner that the Chairman of the Board or the President may call such meeting, and directors for the unexpired terms may be elected at such special meeting in the manner provided for their election at annual meetings.

          (d) A director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until a successor is elected and qualifies. A director elected by the stockholders to fill a vacancy shall serve for the unexpired term and until a successor is elected and qualifies.

Section 8.  Rules and Regulations.

          The Board of Directors may adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the Corporation as it may deem proper and not inconsistent with the laws of the State of Maryland, these Bylaws and the Charter.

Section 9.  Committees.

          The Board of Directors may constitute an Executive Committee and other committees composed of one or more directors, from among its members. Such committees shall hold office at the pleasure of the Board of Directors. If any position on a committee becomes vacant, or if the number of members is increased, such vacancy may be filled by the Board of Directors. Committees shall hold formal meetings and keep minutes of all of their proceedings. Any action taken by a committee within the limits permitted by law, the Board resolutions establishing such committee, the Charter and the Bylaws shall have the force and effect of Board action unless and until revised or altered by the Board. The presence of not less than a majority of a committee shall be necessary to constitute a quorum. Action may be taken without a meeting if a unanimous written consent is signed by all of the members of the committee, and if such consent is filed with the records of the committee. A committee shall have the power to elect one of its members to serve as its Chairman unless the Board of Directors shall have designated such Chairman. The members of a committee present at any meeting, whether or not they constitute a quorum, shall have the power to appoint a director to act in the place ofan absent member unless the Board of Directors shall have appointed a director to act in the place of an absent member of such committee.

          Between sessions of the Board of Directors, if appointed, the Executive Committee shall have all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, except those powers specifically denied by law. The taking of any action by the Executive Committee shall be conclusive evidence that the Board of Directors was not in session at the time of such action. A copy of the minutes of the proceedings of the Executive Committee shall, after approval by the members of the Executive Committee, be sent to all directors as a matter of information.

Section 10.  Compensation.

          The directors may receive a stated salary or an attendance fee for each meeting of the Board of Directors or any committee thereof attended, plus reimbursement of reasonable expenses of attendance. The amount of the salary or attendance fee and any entitlement to reimbursement of expenses shall be determined by resolution of the Board; provided, however, that nothing herein contained shall be construed as precluding a director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 11.  Place of Meetings.

          Regular or special meetings of the Board may be held within or without the State of Maryland, as the Board may from time to time determine. The time and place of meeting may be fixed by the party calling the meeting.

Section 12.  Informal Action by the Directors.

          Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, if a written consent to such action is signed by all members of the Board and such consent is filed with the minutes of the Board.

Section 13.  Telephone Conference.

          Members of the Board of Directors or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.
Participation by such means shall constitute presence in person at the meeting.


                                ARTICLE III


                                  Officers

Section 1.  In General.

          The Board of Directors may choose a Chairman of the Board from among the directors. The Board of Directors shall elect a President, a Treasurer, a Secretary, and may elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers as the Board may from time to time deem appropriate. All officers shall hold office only during the pleasure of the Board or until their successors are chosen and qualify. Any two of the above offices, except those of President and Vice
 President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity when such instrument is required to be executed, acknowledged or verified by any two or more officers. The Board of Directors may from time to time appoint such other agents and employees with such powers and duties as the Board may deem proper. In its discretion, the Board of Directors may leave unfilled any offices except those of President, Treasurer and Secretary.

Section 2.  Chairman of the Board.

          The Chairman of the Board, if one is elected, shall have the responsibility for the implementation of the policies determined by the Board of Directors and for the administration of the business affairs of the Corporation. The Chairman shall preside over the meetings of the Board and of the stockholders if present at the meeting. The Chairman shall be the Chief Executive Officer of the Corporation if so designated by resolution of the Board.

Section 3.  President.

          The President shall have the responsibility for the active management of the business and general supervision and direction of all of the affairs of the Corporation. In the absence of a Chairman of the Board, the President shall preside over the meetings of the Board and of the stockholders if present at the meeting, and shall perform such other duties as may be assigned by the Board of Directors or the Executive Committee. The President shall have the authority on the Corporation's behalf to endorse securities owned by the Corporation and to execute any documents requiring the signature of an executive officer. The President shall perform such other duties as the Board of Directors may direct and shall be the Chief Executive Officer of the Corporation unless the Chairman of the Board is so designated by resolution of the Board.

Section 4.  Vice Presidents.

          The Vice Presidents, in the order of priority designated by the Board of Directors, shall be vested with all the power and may perform all the duties of the President in the latter's absence. They may perform such other duties as may be prescribed by the Board of Directors, the Executive Committee or the President.

Section 5.  Treasurer.

          The Treasurer shall have general supervision over the Corporation's finances, and shall perform such other duties as may be assigned by the Board of Directors or the President. Unless the Board designates another officer, the Treasurer shall be the Chief Financial Officer of the Corporation. If required by resolution of the Board, the Treasurer shall furnish a bond (which may be a blanket bond) with such surety and in such penalty for the faithful performance of duty as the Board of Directors may from time to time require, the cost of such bond to be paid by the Corporation.

Section 6.  Secretary.

          The Secretary shall keep the minutes of the meetings of the stockholders and of the Board of Directors and shall attend to the giving and serving of all notices of the Corporation required by law or these Bylaws. The Secretary shall maintain at all times in the principal office of the Corporation at least one copy of the Bylaws with all amendments to date, and shall make the same, together with the minutes of the meeting of the stockholders, the annual statement of affairs of the Corporation and any voting trust or other stockholders agreement on file at the office of the Corporation, available for inspection by any officer, director or stockholder during reasonable business hours. The Secretary shall perform such other duties as may be assigned by the Board of Directors.

Section 7.  Assistant Treasurer and Secretary.

          The Board of Directors may designate from time to time Assistant Treasurers and Secretaries, who shall perform such duties as may from time to time be assigned to them by the Board of Directors or the President.

Section 8.  Compensation; Removal; Vacancies.

          The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any committee or officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers. The Board of Directors shall have the power at any regular or special meeting to remove any officer if, in the judgment of the Board, the best interests of the Corporation will be served by such removal. The Board of Directors may authorize any officer to remove subordinate officers. The Board of Directors may authorize the

Corporation's employment of an officer for a period in excess of the term of the Board. The Board of Directors at any regular or special meeting shall have power to fill a vacancy occurring in any office for the unexpired portion of the term.

Section 9.  Substitutes.

          The Board of Directors may, from time to time in the absence of any one of its officers or at any other time, designate any other person or persons on behalf of the Corporation to sign any contracts, deeds, notes or other instruments in the place or stead of any of such officers, and may designate any person to fill any one of said offices, temporarily or for any particular purpose; and any instruments so signed in accordance with a resolution of the Board shall be the valid act of the Corporation as fully as if executed by any regular officer.


ARTICLE IV


Resignation

          Any director or officer may resign from office at any time. Such resignation shall be made in writing and shall take effect from the time of its receipt by the Corporation, unless some time be fixed in the resignation, and then from that date. The acceptance of a resignation shall not be required to make it effective.

                                 ARTICLE V

                           Commercial Paper, Etc.

          All bills, notes, checks, drafts and commercial paper of all kinds to be executed by the Corporation as maker, acceptor, endorser or otherwise, and all assignments and transfers of stock, contracts, or written obligations of the Corporation, and all negotiable instruments, shall be made in the name of the Corporation and shall be signed by any one or more of the following officers as the Board of Directors may from time to time designate: the Chairman of the Board, the President, any Vice President, or the Treasurer, or such other person or persons as the Board of Directors or Executive Committee may from time to time designate.



                                 ARTICLE VI


Fiscal Year

          The fiscal year of the Corporation shall cover such period of 12 months as the Board of Directors may determine. In the absence of any such determination, the accounts of the Corporation shall be kept on a calendar year basis.


                               ARTICLE VII


                                    Seal

          The seal of the Corporation shall be in the form of two concentric circles inscribed with the name of the Corporation and the year and State in which it is incorporated. The Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, shall have the right and power to attest to the corporate seal. In lieu of affixing the corporate seal to any document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a corporate seal to affix the word "(SEAL)" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

                           ARTICLE VIII


                               Stock

Section 1.  Issue.

          Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number and class of shares of stock owned in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or any Vice President and be countersigned by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer.

The signatures of the Corporation's officers and its corporate seal appearing on stock certificates may be facsimiles if each such certificate is authenticated by the manual signature of an officer of a duly authorized transfer agent.
Stock certificates shall be in such form, not inconsistent with law and the Charter, as shall be approved by the Board of Directors. In case any officer of the Corporation who has signed any certificate ceases to be an officer of the Corporation, whether by reason of death, resignation or otherwise, before such certificate is issued, then the certificate may nevertheless be issued by the Corporation with the same effect as if the officer had not ceased to be such officer as of the date of such issuance.

Section 2.  Transfers.

          The Board of Directors shall have power and authority to make all such rules and regulations as the Board may deem expedient concerning the issue, transfer and registration of stock certificates. The Board of Directors may appoint one or more transfer agents and/or registrars for its outstanding stock, and their duties may be combined. No transfer of stock shall be recognized or binding upon the Corporation until recorded on the books of the Corporation, or, as the case may be, of its transfer agent and/or of its registrar, upon surrender and cancellation of a certificate or certificates for a like number of shares.

Section 3.  Record Dates for Dividends and Stockholders' Meeting.

          The Board of Directors may fix a date not exceeding 90 days preceding the date of any meeting of stockholders, any dividend payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting, or entitled to receive such dividends or rights, as the case may be, and only stockholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be. In the case of a meeting of stockholders, the record date shall be fixed not less than ten days prior to the date of the meeting.

Section 4.  New Certificates.

          In case any certificate of stock is lost, stolen, mutilated or destroyed, the Board of Directors may authorize the issuance of a new certificate in place thereof upon such indemnity to the Corporation against loss and such other terms and conditions as it may deem advisable. The Board of Directors may delegate such power to any officer or officers of the Corporation or to any transfer agent or registrar of the Corporation; but the Board of Directors, such officer or officers or such transfer agent or registrar may, in their discretion, refuse to issue such new certificate save upon the order of some court having jurisdiction.


                                ARTICLE IX


                                  Notice

Section 1.  Notice to Stockholders.

          Whenever by law or these Bylaws notice is required to be given to any stockholder, such notice shall be in writing and may be given to each stockholder by personal delivery or at the stockholder's residence or usual place of business, or by mailing it, postage prepaid, and addressed to the stockholder at the address appearing on the books of the Corporation or its transfer agent. Such leaving or mailing of notice shall be deemed the time of giving such notice.

Section 2.  Notice to Directors and Officers.

          Whenever by law or these Bylaws notice is required to be given to any director or officer, such notice may be given in any one of the following ways: by personal delivery to such director or officer, by telephone communication with such director or officer personally or by telephone facsimile transmission, by telegram, cablegram, radiogram, first class mail or by delivery service providing confirmation of delivery, addressed to such director or officer at the address appearing on the books of the Corporation. The time when such notice shall be consigned to a communication company for delivery shall be deemed to be the time of the giving of such notice; if mailed, such notice shall be deemed given 48 hours after the time it is deposited in the mail, postage prepaid.

Section 3.  Waiver of Notice.

          Notice to any stockholder or director of the time, place and/or purpose of any meeting of stockholders or directors required by these Bylaws may be dispensed with if such stockholder shall either attend in person or by proxy, or if such director shall attend in person, or if such absent stockholder or director shall, in writing filed with the records of the meeting either before or after the holding thereof, waive such notice.


                                 ARTICLE X

                  Voting of Stock in Other Corporations

          Any stock in other corporations, which may from time to time be held by the Corporation, may be represented and voted at any meeting of stockholders of such other corporations by the President or a Vice-President or by proxy or proxies appointed by the President or a Vice-President, or otherwise pursuant to authorization thereunto given by a resolution of the Board of Directors adopted by a vote of a majority of the directors.


                                ARTICLE XI

                               Indemnification

          To the maximum extent permitted by the Maryland General Corporation Law as from time to time amended, the Corporation may indemnify its currently acting and its former directors, officers, agents and employees and those persons who, at the request of the Corporation serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities against any and all liabilities incurred in connection with their services in such capacities to the extent determined appropriate by the Board of Directors. To the extent required by the Charter or applicable law, the Corporation shall indemnify such individuals.


                                ARTICLE XII

                                 Amendments

          The Board of Directors, and not the stockholders, shall have the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation.


     I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the Bylaws of Monarch Services, Inc., a Maryland corporation, adopted as of September 22, 2000, and as in effect on the date hereof.


Dated:  September 22, 2000

                              /s/ Steven M. Szekely
                              ---------------------------
                              Name:     Steven M. Szekely
                              Title:    Secretary

(SEAL)

                                                                  ANNEX III
                             PLAN OF REORGANIZATION
                                      AND
                              AGREEMENT OF MERGER

     This Plan of Reorganization and Agreement of Merger (hereinafter called the "Merger Agreement") is made as of September 22, 2000, by and between Monarch Services, Inc., a Delaware corporation ("Monarch Delaware") and Monarch Services, Inc., a Maryland corporation ("Monarch Maryland"). Monarch Delaware and/or Monarch Maryland, when reference is made to the entity irrespective of the state of incorporation, is sometimes herein referred to as the "Company."


WITNESSETH:

     WHEREAS, Monarch Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, Monarch Maryland is a corporation duly organized and existing under the laws of the State of Maryland;

     WHEREAS, as of the date of this Merger Agreement, Monarch Delaware has authority to issue 3,000,000 shares of common stock, par value $0.25 per share, of which 1,619,820 shares are issued and outstanding; and 100,000 shares of preferred stock, par value $0.01 per share, none of which are issued or outstanding;

     WHEREAS, as of the date of this Merger Agreement, Monarch Maryland has authority to issue 10,000,000 shares of common stock, par value $0.001 per share, of which of which 100 shares are issued and outstanding and owned by Monarch Delaware;

     WHEREAS, the respective Boards of Directors of Monarch Delaware and Monarch Maryland have determined that, for the purpose of effecting the reincorporation of Monarch Delaware in the State of Maryland, it is advisable and to their advantage and the advantage of their respective stockholders that Monarch Delaware merge with and into Monarch Maryland upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of Monarch Delaware and Monarch Maryland have approved this Merger Agreement and have directed that this Merger Agreement be submitted to the vote of their respective stockholders.

                        AGREEMENT

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Monarch Delaware shall merge with and into Monarch Maryland on the following terms, conditions and other provisions:

                    I. TERMS AND CONDITIONS

     1.1 Merger. Subject to approval of the respective stockholders of Monarch Delaware and Monarch Maryland and the receipt of all required regulatory approvals, Monarch Delaware shall be merged with and into Monarch Maryland (the "Merger"), and Monarch Maryland shall be the surviving corporation, effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     1.2 Succession. Upon the Effective Date, Monarch Maryland shall succeed to all of the rights, privileges, powers and property of Monarch Delaware in the manner of and as more fully set forth in Section 3-114 of the Maryland General Corporation Law.

     1.3 Common Stock of Monarch Delaware. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $0.25 per share, of Monarch
Delaware outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of the common stock of Monarch Maryland, par value $0.001 per share.

     1.4 Common Stock of Monarch Maryland. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, the 100 shares of common stock, par value $0.001 per share, of Monarch Maryland outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.5 Stock Certificates. Upon and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of common stock, par value $0.25 per share, of Monarch Delaware shall be deemed for all purposes to evidence ownership of and to represent the shares of common stock, par value $0.001 per share, of Monarch Maryland into which the shares of Monarch Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Monarch Maryland or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Monarch Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Monarch Maryland evidenced by such outstanding certificate as above provided.

     1.6 Options. Upon the Effective Date, Monarch Maryland will assume and continue Monarch Delaware's 2000 Omnibus Stock Plan, and the outstanding and unexercised portions of all options and rights to buy common stock, par value $.01 per share, of Monarch Delaware shall become options or rights for the same number of shares of common stock, par value $.01 per share, of Monarch Maryland, with no other changes in the terms and conditions of such options or rights, including exercise prices, and effective upon the Effective Date, Monarch Maryland hereby assumes the outstanding and unexercised portions of such options and rights and the obligations of Monarch Delaware with respect thereto.

     1.7 Other Employee Benefit Plans. Upon the Effective Date, Monarch Maryland will assume all obligations of Monarch Delaware under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

               II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Articles of Incorporation and Bylaws. The Articles of Incorporation of Monarch Maryland in effect on the Effective Date, shall continue to be the Articles of Incorporation of Monarch Maryland. The Bylaws of Monarch Maryland in effect on the Effective Date shall continue to be the Bylaws of Monarch Maryland.

     2.2 Directors. The directors of Monarch Maryland immediately preceding the Effective Date shall remain the directors of Monarch Maryland on and after the Effective Date. Such directors of Monarch Maryland shall hold office for the terms as in effect immediately prior to the Effective Date, and until their successors are elected and qualified or their prior resignation, removal or death.

     2.3 Officers. The officers of Monarch Maryland shall remain the officers of Monarch Maryland upon the Effective Date and shall serve until their successors are elected and qualified or their prior resignation, removal or death.

                         III. MISCELLANEOUS

     3.1 Further Assurances. From time to time, as and when required by Monarch Maryland or by its successors and assigns, there shall be executed and delivered on behalf of Monarch Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect, or to conform of record or otherwise, in Monarch Maryland the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises, and authority of Monarch Delaware, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Monarch Maryland are fully authorized in the name of and on behalf of Monarch Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of Monarch Delaware, this Merger Agreement may be amended in any manner (except that Section 1.3 and 1.4 and any of the other principal terms hereof as set forth in Section 251(d) of the Delaware General Corporation Law may not be amended without the approval of the stockholders of Monarch Delaware) as may be determined in the judgment of the respective Boards of Directors of Monarch Delaware and Monarch Maryland to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     3.3 Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Monarch Delaware or Monarch Maryland or both, notwithstanding the approval of this Merger Agreement by the stockholders of Monarch Delaware.

     3.4 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors of Monarch Delaware and Monarch Maryland, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

ATTEST:                                 MONARCH SERVICES, INC.,
                                        a Delaware corporation

/s/ STEVEN M. SZEKELY                   By: /s/ A. ERIC DOTT
----------------------------            ---------------------------
Steven M. Szekely                       A. Eric Dott
Secretary                               Chairman


ATTEST:                                 MONARCH SERVICES, INC.,
                                        a Maryland corporation


/s/ STEVEN M. SZEKELY                   By: /s/ A. ERIC DOTT
----------------------------            --------------------------
Steven M. Szekely                       A. Eric Dott
Secretary                               Chairman

                                                               ANNEX IV

Subtitle 8.  Corporations and Real Estate Investment Trusts-Unsolicited
Takeovers.

 3-801.  Definitions.

     (a) In general. - In this subtitle the following words have the meanings indicated.
     (b) Acquiring person. - "Acquiring person" means a person who is seeking to acquire control of a corporation.
     (c)  Act. - "Act" includes an omission or failure to act.
     (d) Affiliate. - "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, a specified person.
     (e) Associate. - "Associate", when used to indicate a relationship with any person, means;
          (1) Any corporation or organization (other than the corporation or a subsidiary of the corporation) of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities;
          (2) Any trust or other estate in which such person has a substantial beneficial interest or a to which such person serves as trustee or in a similar fiduciary capacity; and
          (3) Any relative or spouse of such person, or any relative of such spouse, who has the same principal residence as such person or who is a director or officer of the corporation or any of its affiliates.
     (f) Beneficial owner. - "Beneficial owner", when used with respect to any stock, means a person:
          (1) That, individually or with any of its affiliates or associates, beneficially owns stock, directly or indirectly; or
          (2) That, individually or with any of its affiliates or associates, has:
               (i) The right to acquire stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or
               (ii) The right to vote stock pursuant to any agreement, arrangement, or understanding; or
          (3) That has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares of stock.
     (g) Charter. - "Charter" includes the declaration of trust of a real estate investment trust.
     (h) Control. - "Control", including the terms "controlling", "controlled by", and "under common control with", means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of 10 percent or more of the votes entitled to be cast by a corporation's stock creates a presumption of control.

     (i) Corporation. - "Corporation" includes a real estate investment trust as defined in Title 8 of this article.
     (j) Director. - "Director" includes a trustee of a real estate investment trust.
     (k)  Equity security. -  "Equity security" means:
          (1) Any stock or similar security, certificate of interest, or participation in any profit sharing agreement, voting trust certificate, or certificate of deposit for an equity security;
          (2) Any security convertible, with or without consideration, into an equity security, or any warrant or other security carrying any right to subscribe to or purchase an equity security; or
          (3) Any put, call, straddle, or other option or privilege of buying an equity security from or selling an equity security to another without being bound to do so.
     (l) Real estate investment trust. - "Real estate investment trust" has the meaning stated in Title 8 of this article.
     (m) Stockholder. - "Stockholder" includes a shareholder of a real estate investment trust.
     (n) Subsidiary. - "Subsidiary" means any corporation of which stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the corporation.

 3-802.  Applicability of subtitle.

     (a) In general. - Notwithstanding any other provision in this article except subsection (b) of this section, this subtitle applies to each corporation that:
          (1) Has a class of equity securities registered under the Federal Securities Exchange Act of 1934; and
          (2) Elects to be subject to any or all provisions, in whole or in part, of this subtitle by provision in:
               (i)  Its charter or bylaws; or
               (ii) A resolution of its board of directors.
     (b) Director requirements. - (1) This subtitle applies only to a corporation that has at least three directors who, at the time of any election to become subject to the provisions of this subtitle:
               (i)  Are not officers or employees of the corporation;
               (ii) Are not acquiring persons;
               (iii) Are not directors, officers, affiliates, or associates of an acquiring person; and
               (iv) Were not nominated or designated as directors by an acquiring person,
          (2) A director does not fail to satisfy paragraph (1) of this subsection because the director:
               (i)  Owns securities issued by the corporation;
               (ii) Is entitled to compensation, retirement, severance, or other benefits as a director of the corporation; or
               (iii) Might continue to serve as a director of the corporation or become a director of an acquiring person.
     (3) This subtitle does not apply to a corporation to the extent that the corporation elects not to be subject to any provision of this subtitle to which it has previously elected to be subject, if the corporation elects not to be subject to the provision in the same manner in which it elected to become subject to the provision, including the satisfaction of subsection (d) (1) of this section, if applicable.
     (c) Complete or partial opt out permitted. - The charter of a corporation may contain a provision or the board of directors may adopt a resolution that prohibits the corporation from electing to be subject to any or all provisions of this subtitle.
     (d) Supplementary filings. - (1) A corporation shall file articles supplementary with the Department if:
          (i) The corporation elects to be subject to any or all provisions of this subtitle by resolution of the board of directors or bylaw amendment; or
          (ii) The Board of directors adopts a resolution in accordance with subsection (c) of this section that prohibits the corporation from electing to be subject to any or all provisions of this subtitle.
     (2) The articles supplementary shall describe any provision of this subtitle to which the corporation:
          (i)  Has elected to become subject; or
          (ii) May not elect to become subject in accordance with the resolution of the board.
     (3) Stockholder approval is not required for the filing of articles supplementary in accordance with paragraph (1) of this subsection.

 3-803.  Directors - Classes.
     (a) Designation. - (1) Before the first annual meeting of stockholders after a corporation elects to be subject to this subtitle, the board of directors shall designate by resolution, from among its members, directors to serve as class I directors, class II directors, and class III directors.
          (2) To the extent possible, the classes shall have the same number of directors.
     (b) Terms of office - Class I directors. - The term of office of the class I directors shall continue until the first annual meeting of stockholders after the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.
     (c) Same - Class II directors. - The term of office of the class II directors shall continue until the second annual meeting of stockholders after the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.
     (d) Same - Class III directors. - The term of office of the class III directors shall continue until the third annual meeting of stockholders following the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.

     (e) Succession. - At each annual meeting of the stockholders of a corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until:
          (1) The annual meeting of stockholders held in the third year following the year of their election; and
          (2)  Their successors are elected and qualify.
     (f) Retained corporate powers. - This subtitle does not limit the power of a corporation by provision in its charter to:
          (1) Confer on the holders of any class or series of preference or preferred stock the right to elect one or more directors; and
          (2) Designate the terms and voting powers of the directors, which may vary among the directors.

 3-804.  Same - Removal, number, and vacancy.

     (a) Removal. - Notwithstanding any other lesser proportion of votes required by a provision in the charter or the bylaws, but subject to 2-
406(b) (3) of this article the stockholders for a corporation may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.
     (b) Number. - Subject to 2-402(a) of this article but notwithstanding any provision in the charter or bylaws, the number of directors of a corporation shall be fixed only by vote of the board of directors.
     (c) Vacancy. - (1) Notwithstanding any provision in the charter or bylaws, this subsection applies to a vacancy that results from:
          (i)  An increase in the size of the board of directors; or
          (ii) The death, resignation, or removal of a director.
     (2) Each vacancy on the board of directors of a corporation may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.
     (3)  Any director elected to fill a vacancy shall hold office:
          (i) For the remainder of the full term of the class of directors in which the vacancy occurred; and
          (ii) Until a successor is elected and qualifies.

 3-805.  Special meetings of stockholders.

     Notwithstanding any provision in the charter or bylaws, the secretary of a corporation may call a special meeting of stockholders only:
(1) On the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting; and
(2) In accordance with the procedures set forth under 2-502(b) (2) and (3) and (e) of this article.

                                                                     ANNEX V
                            MONARCH SERVICES, INC.
                              OMNIBUS STOCK PLAN

1.   Establishment, Purpose and Types of Awards

     Monarch Services, Inc. hereby establishes the MONARCH SERVICES, INC. OMNIBUS STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the longterm growth and profitability of Monarch Services, Inc.(the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the
Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing (collectively, "Awards").

2.   Definitions

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a)  "Board" shall mean the Board of Directors of the Corporation.

     (b) "Change in Control" shall mean: (i) any sale, exchange or other disposition of substantially all of the Corporation's assets or over 50% of its Common Stock; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e)  "Common Stock" shall mean shares of the Corporation's common stock.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate.

     (h) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

     (i) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (j) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (k) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (l) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.   Administration

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of two (2) or more members of the Board to administer the Plan on behalf of the Board, who are "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" within the meaning of Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

          Members of the Board or Committee who are either eligible for Awards or have been granted awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Award to him or her.

          The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum.
Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted,

          (ii) determine the types of Awards to be granted,

          (iii) determine the number of shares to be covered by or used for reference purposes for each Award,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

          (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such

 Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

          (vii) to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (c) Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (d) Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.   Shares Available for the Plan; Maximum Awards

     Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of Three Hundred Thousand (300,000) shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in
Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

     The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to One Hundred Thousand (100,000). To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.   Participation

     Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

     Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.   Stock Options

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee.

     (c) Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, unless otherwise determined by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. The Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

     If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

     (e) Restrictions on Incentive Stock Options. Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

     (i) Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

     (ii) Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

     (iii) Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     (iv) Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

     (v) Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

     (vi) Stockholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

     (f) Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.   Stock Appreciation Rights

     (a) Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a SAR.

     (b) Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

     (c) Amount of Payment Upon Exercise of SARs. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times
(ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

     (d) Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.   Stock Awards (Including Restricted and Unrestricted Shares and Phantom
Stock)

     (a) Stock Awards, In General. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

     (b) Restricted Shares. Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

     (c) Phantom Stock. The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.   Performance Awards

     The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation's operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any Performance Award or program with respect to some or all eligible participants be submitted for approval by the stockholders.

10.  Withholding of Taxes

     The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, unless otherwise determined by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.  Transferability

     No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

12.  Adjustments; Business Combinations

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change of Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

     The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award:
(i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten
(10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Award.

13.  Termination and Modification of the Plan

     The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

14.  Non-Guarantee of Employment

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.  Termination of Employment

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

16.  Written Agreement

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.  Non-Uniform Determinations

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.  Limitation on Benefits

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.  Listing and Registration

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("Nasdaq System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

20.  Compliance with Securities Law

     The Corporation may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

21.  No Limit on Other Compensation Arrangements

     Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

22.  No Trust or Fund Created

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

23.  Governing Law

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws rules and principles.

24.  Plan Subject to Charter and By-Laws

     This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

25.  Effective Date; Termination Date

     The Plan is effective as of the date on which the Plan was adopted by the Board; provided that the Plan is approved by the stockholders of the Corporation twelve (12) months before or after such date. Any Award issued under the Plan prior to the date of stockholder approval is contingent on such approval being obtained. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  January 21, 2000

Date Approved by the Shareholders:________________________

                   MONARCH SERVICES,INC.

PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS               OCTOBER 30, 2000

The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Services, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 30, 2000 at 11:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

The Board of Directors recommends a vote FOR each of the items listed below.

1. FOR / / WITHHOLD / / The election of five persons to the Board of Directors of the Company to serve until until their successors are elected and qualified (except as marked to the contrary): A. Eric Dott, David F. Gonano, Jackson Y. Dott, Helen Delich Bentley and Kenneth C. Holt (TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME)

2. FOR / /   AGAINST / /   ABSTAIN / /  Proposal to ratify Stegman & Company ,
as independent auditors of the Company for the fiscal year ending April 30, 2001.

3. FOR / /   AGAINST / /   ABSTAIN / /  Proposal to reincorporate the Company in
Maryland.

4. FOR / /   AGAINST / /   ABSTAIN / /  Proposal to approve the Company's 2000
Omnibus Stock Plan.

To act upon any other matter which may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND FOR EACH OF PROPOSALS 2, 3 AND 4.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.

WITNESS the hand and seal undersigned, this    day of               , 2000.

               [SEAL]

               [SEAL]

Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE